AMENDED AND RESTATED
                                 LOAN AGREEMENT

                                    BETWEEN

                        RAMTRON INTERNATIONAL CORPORATION

                                      AND

                        NATIONAL ELECTRICAL BENEFIT FUND

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                              TABLE OF CONTENTS

1.  DEFINITIONS.
     1.1   "Affiliate"
     1.2   "Accounts Receivable"
     1.3   "Agreement"
     1.4   "Allonge"
     1.5   "Amended Warrant"
     1.6   "Automatic Acceleration Event"
     1.7   "Borrower"
     1.8   "Business Day"
     1.9   "Capital Lease"
     1.10  "Cash Equivalents"
     1.11  "Closing Date"
     1.12  "Closing Price"
     1.13  "Code"
     1.14  "Collateral"
     1.15  "Common Stock"
     1.16  "Commonly Controlled Entity"
     1.17  "Consolidated Working Capital Assets"
     1.18  "Consolidated-Current Liabilities"
     1.19  "Consolidated Net Worth"
     1.20  "Consolidated Subsidiaries"
     1.21  "Contingent Obligation"
     1.22  "Contractual Obligation"
     1.23  "Control"
     1.24  "Deere Park Litigation"
     1.25  "Default Rate"
     1.26  "EMS"
     1.27  "EMS Stock Pledge Agreement"
     1.28  "ERISA"
     1.29  "Event of Default"
     1.30  "Extension Warrant"
     1.31  "Family Affiliate"
     1.32  "Foreign Governmental Authority"
     1.33  "GAAP"
     1.34  "Governmental Authority"
     1.35  "Indebtedness"
     1.36  "Insolvency" or "Insolvent"
     1.37  "Intellectual Property"
     1.38  "Interest"
     1.39  "Inventory"
     1.40  "Knowledge"
     1.41  "Lender"
     1.42  "Lien"
     1.43  "Loan"
     1.44  "Loan Documents"
     1.45  "Maturity Date"
     1.46  "Mortgage"
     1.47  "NEC Patent Infringement Litigation"
     1.48  "Note"
     1.49  "NTC Liquidating Trust Claim"

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     1.50  "Operating Lease"
     1.51  "Original Loan Agreement"
     1.52  "Patent Litigation"
     1.53  "Patent Security Agreement"
     1.54  "Person"
     1.55  "Plan"
     1.56  "Potential Default"
     1.57  "Prepayment Notice Date"
     1.58  "Racom"
     1.59  "Racom Stock Pledge Agreement"
     1.60  "RAM 302 Patent Interference"
     1.61  "RAM 302 Patent Interference Decision"
     1.62  "Reorganization"
     1.63  "Reportable Event"
     1.64  "Requirement of Law"
     1.65  "Responsible Officer"
     1.66  "Scheduled Maturity Date"
     1.67  "Security Agreement"
     1.68  "Security Documents"
     1.69  "Single Employer Plan"
     1.70  "Stock Pledge Agreements"
     1.71  "Subsidiary"

2.  AMOUNT AND TERMS OF COMMITMENTS.
     2.1   Existing Loan.
     2.2   Promissory Note.
     2.3   Interest Rate and Payment Dates.
     2.4   Computation of Interest and Fees.
     2.5   Prepayments.
           2.5.1  Optional Prepayments.
           2.5.2  Prepayment in Connection With Sale of EMS Stock.
     2.6   Principal Repayment.
     2.7   Delinquency.
     2.8   Method of Payment.
     2.9   Use of Proceeds.
     2.10  Payments.
     2.11  Lender's Conversion Option.

3.  REPRESENTATIONS AND WARRANTIES.
     3.1   Financial Condition.
     3.2   No Change.
     3.3   Corporate Existence; Compliance with Law.
     3.4   Corporate Power; Authorization; Enforceable Obligations.
     3.5   No Legal Bar.
     3.6   No Material Litigation.
     3.7   No Default.
     3.8   Ownership of Property; Liens.
     3.9   No Burdensome Restrictions.

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     3.10  Intellectual Property.
     3.11  Taxes.
     3.12  ERISA.
     3.13  Investment Company Act; Other Regulations.
     3.14  Licenses; Permits.
     3.15  Party in Interest.

4.  CONDITIONS PRECEDENT.
     4.1   Conditions to Restatement.
           4.1.2   Consents.
           4.1.3   Acknowledgment.
           4.1.4   Corporate Proceedings of the Borrower.
           4.1.5   No Violation.
           4.1.6   Legal Opinions.
           4.1.7   Warrants.
           4.1.8   Representations and Warranties.
           4.1.9   No Default.
           4.1.10  No Litigation.
           4.1.11  No Change.
           4.1.12  Additional Documents.
           4.1.13  Additional Matters.
           4.1.14  Borrowing Certificate.

5.  AFFIRMATIVE COVENANTS.
     5.1  Financial Statements.
     5.2  Certificates; Other Information.
     5.3  Payment of Obligations.
     5.4  Conduct of Business and Maintenance of Existence.
     5.5  Maintenance of Property; Insurance.
     5.6  Inspection of Property; Books and Records; Discussions.
     5.7  Notices.
     5.8  Further Assurances.

6.  NEGATIVE COVENANTS.
     6.1   Limitation on Indebtedness.
     6.2   Limitation on Liens.
     6.3   Limitation on Contingent Obligation.
     6.4   Limitations on Fundamental Changes.
     6.5   Limitation on Sale of Assets.
     6.6   Limitation on Negative Pledge Clauses.
     6.7   Limitation on Investments, Loans and Advances.
     6.8   Limitation on Prepayments.
     6.9   No Amendments.
     6.10  Limitation on Stock Issuance.
     6.11  Corporate Documents.
     6.12  Compliance with ERISA.
     6.13  Financing Covenants.

7.  EVENTS OF DEFAULT.

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8.  MISCELLANEOUS.
     8.1   Entire Agreement.
     8.2   Counterparts.
     8.3   Governing Law.
     8.4   Severability.
     8.5   Successors and Assigns.
     8.6   Time of the Essence.
     8.7   Notice.
     8.8   Successive Remedies.
     8.9   No Waiver; Cumulative Remedies.
     8.10  Cross-Default.
     8.11  Inconsistencies with Loan Documents.
     8.12  Survival.
     8.13  Negotiated Document.
     8.14  Payment of Expenses and Taxes.
     8.15  Action, Consents and Approvals.
     8.16  Amendments, Modifications, etc.
     8.17  Waivers.
     8.18  Captions and References.
     8.19  Gender and Plural Usages.
     8.20  Termination of Prior Loan Facility.
     8.21  Issues re EMS.
     8.22  Release of Security.

                             EXHIBITS/SCHEDULES

Exhibit "A"  --  Form of Allonge
Exhibit "B"  --  Form of Borrowing Certificate
Exhibit "C"  --  Form of Acknowledgment
Exhibit "D"  --  Form of Amended Warrant
Schedule 3.1  --  List of Contingent obligations, taxes, leases, commitments per Section 3.1
Schedule 3.10  --  List of Intellectual Property

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                     AMENDED AND RESTATED LOAN AGREEMENT

THIS AMENDED AND RESTATED LOAN AGREEMENT is dated as of August 6, 1999 (this "Agreement") by and between RAMTRON INTERNATIONAL CORPORATION, a Delaware corporation ("Borrower"), and the NATIONAL ELECTRICAL BENEFIT FUND (the "Lender").

                            W I T N E S E T H

WHEREAS, the Borrower and the Lender are parties to that certain Loan Agreement dated as of August 31, 1995, as amended by (i) that First Amendment to Loan Agreement and other Loan Documents dated as of June 1, 1998,
(ii) that Second Amendment to Loan Agreement and other Loan Documents dated as of September 29,1998, (iii) that Third Amendment to Loan Agreement and other Loan Documents dated as of December 14, 1998, (iv) that Fourth Amendment to Loan Agreement and other Loan Documents dated as of February 26, 1999; (v) that Fifth Amendment to Loan Agreement and other Loan Documents dated as of April 30, 1999, (vi) that Sixth Amendment to Loan Agreement and other Loan Documents dated as of June 29, 1999 and (vii) that Seventh Amendment to Loan Agreement dated as of July 31, 1999 (the "Original Loan Agreement");

WHEREAS, the Borrower has requested the Lender to amend certain terms and provisions of the Original Loan Agreement; and

WHEREAS, the Borrower and the Lender have agreed to certain amendments to the Original Loan Agreement and, for convenience, the Borrower and the Lender have agreed to restate the Original Loan Agreement, as so amended, as of the date first above written, to read in its entirety as set forth herein.

NOW, THEREFORE, in consideration of the premises hereof and for other good and valuable consideration the receipt and sufficiency of which are hereby established, the Borrower and the Lender hereby agree as follows:

1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

1.1 "Affiliate" -- when used with reference to a specified Person, shall mean (i) any other Person that directly or indirectly through one or more intermediaries Controls, is Controlled by or is under common Control with the specified Person, (ii) any other Person that is an officer of, partner in or trustee of, or serves in a similar capacity with respect to, the specified Person or of which the specified Person is an officer, partner or trustee, or with respect to which the specified Person serves in a similar capacity,
(iii) any other Person that, directly or indirectly, is the beneficial owner of ten percent (10%) or more of any class of equity securities of, or otherwise has a substantial beneficial interest in, the specified Person or of which the specified Person is directly or indirectly the owner of ten percent (10%) or more of any class of equity securities or in which the specified Person has a substantial beneficial interest, (iv) a Family Affiliate, if such Person is a natural person, or (v) with respect to Lender, any common trust fund, group trust or other entity affiliated with, Controlled by or under common Control with Lender.

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1.2  "Accounts Receivable" -- of a Person, at any date, shall mean and include all invoices, contract rights, "general intangibles" (as defined in the Uniform Commercial Code), claims, instruments, leases, agreements and accounts evidencing or representing indebtedness currently due for its own account on account of goods sold or leased by such Person, or services rendered or to be rendered by such Person, and which would otherwise, in accordance with GAAP, be set forth opposite the caption "accounts receivable" (or any like caption) on a balance sheet of such Person at such date.

1.3 "Agreement" -- shall mean this Amended and Restated Loan Agreement, as amended, restated or otherwise modified from time to time in accordance with its terms.

1.4  "Allonge" -- shall mean the Allonge described in Section 2.2 hereof.

1.5  "Amended Warrant" -- shall have the meaning assigned thereto in
Section 4.1.7 hereof.

1.6 "Automatic Acceleration Event" -- shall have the meaning assigned thereto in Section 7 hereof.

1.7 "Borrower" -- shall mean Ramtron International Corporation, and its successors and assigns.

1.8 "Business Day" -- shall mean a day other than a Saturday, Sunday, scheduled federal holiday or other day on which commercial banks in Washington, D.C. are authorized or required by law to close.

1.9 "Capital Lease" -- of a Person, shall mean (a) any lease of property, real or personal, if the then present value of the minimum rental commitment thereunder should, in accordance with GAAP, be capitalized on a balance sheet of such Person, and (b) any other such lease the obligations under which are capitalized on a balance sheet of such Person.

1.10 "Cash Equivalents" -- shall mean (i) securities issued or directly fully guaranteed or insured by the United States Government or any agency or instrumentality thereof having maturities of not more than six (6) months from the date of acquisition, (ii) time deposits and certificates of deposit having maturities of not more than six (6) months from the date of acquisition of any domestic commercial bank having capital and surplus in excess of $500,000,000, (iii) repurchase obligations with a term of not more than thirty (30) days for underlying securities of the types described in clauses (i) and (ii) entered into with any bank meeting the qualifications specified in clause (ii) above, and (iv) commercial paper rated at least
A-2 or the equivalent thereof by Standard & Poor's Corporation or P-2 or the equivalent thereof by Moody's Investors Service, Inc. and in either case maturing within six (6) months after the date of the acquisition.

1.11  "Closing Date" -- shall mean September 21, 1995.

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1.12  "Closing Price" -- with respect to the Common Stock, shall mean the latest closing sale price as reported on a national securities exchange or by a consolidated transaction reporting system with respect to such securities, or in the instance of publicly traded securities not listed on a national exchange or consolidated transaction reporting system, the Closing Price shall mean the average of the closing bid and ask prices with respect to such securities as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or a successor or similar organization. In the event such securities are not listed on a national exchange or consolidated transaction reporting system or reported on the National Association of Securities Dealers, Inc. Automated Quotation System or a successor or similar organization, the "Closing Price" with respect to such securities shall mean the closing price as determined in good faith by the Board of Directors of the Borrower and a representative of the Lender, which determination shall be conclusive and binding.

1.13 "Code" -- shall mean the Internal Revenue Code of 1986, as amended from time to time.

1.14 "Collateral" -- shall mean the collective reference to all of the property and interests encumbered by the Security Documents.

1.15 "Common Stock" -- shall mean Common Stock of the Borrower, $0.01 par value.

1.16 "Commonly Controlled Entity" -- shall mean an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA.

1.17 "Consolidated Working Capital Assets" -- at any date shall mean the amount which, in conformity with GAAP, would be set forth opposite the caption "total current assets" (or any like caption) on a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries at such date.

1.18 "Consolidated-Current Liabilities" -- at any date shall mean the amount which, in conformity with GAAP, would be set forth opposite the caption "total current liabilities" (or any like caption) on a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries at such date.

1.19 "Consolidated Net Worth" -- at any date, shall mean the amount which, in conformity with GAAP, would be set forth opposite the caption
"stockholders' equity" (or any like caption) on a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries at such date.

1.20 "Consolidated Subsidiaries" -- shall mean the Subsidiaries of the Borrower whose accounts are consolidated with those of the Borrower for financial reporting purposes in accordance with GAAP.

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1.21  "Contingent Obligation" -- as to any Person shall mean any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other contractual obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation,
(b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or
(d) otherwise to assure or hold harmless the owner or holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business.

1.22 "Contractual Obligation" -- shall mean, with respect to the Borrower or any Subsidiary thereof, any provision of any security issued by the Borrower or such Subsidiary, as applicable, or of any material agreement, instrument or undertaking to which the Borrower, or such Subsidiary, as applicable, is a party or by which it or any of its property is bound.

1.23 "Control" -- shall mean the possession, directly or indirectly, of the power to influence, direct, or cause the direction of management and policies, whether through the ownership of voting securities, general or limited partnership interests or other manner of control.

1.24 "Deere Park Litigation" -- shall mean the Verified Complaint dated November 18, 1998, filed by Deere Park Capital Management, L.L.C. against Ramtron International Corporation, as the same may be amended, supplemented or otherwise modified from time to time, and all matters relating thereto.

1.25  "Default Rate" -- shall have the meaning assigned thereto in Section
2.7 hereof.

1.26 "EMS" -- shall mean Enhanced Memory Systems, Inc., a Delaware corporation.

1.27 "EMS Stock Pledge Agreement" -- shall mean the Stock Pledge Agreement dated as of August 31, 1995 executed by the Borrower in favor of the Lender with respect to the stock of EMS, as the same may be amended, restated or otherwise modified from time to time.

1.28 "ERISA" -- shall mean the Employees Retirement Income Security Act of 1974, as amended from time to time.

1.29  "Event of Default" -- shall have the meaning assigned thereto in
Section 7 hereof.

1.30  "Extension Warrant" -- shall have the meaning assigned thereto in
Section 4.1.7  hereof.

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1.31  "Family Affiliate" -- when used with reference to a specified natural
Person, a parent, grandparent, sibling, spouse, aunt, uncle, child (whether natural or adopted), nephew, niece, grandchild, parent-in-law, brother-in-law, sister-in-law, son-in-law or daughter-in-law of such Person.

1.32 "Foreign Governmental Authority" -- shall mean the government of any nation (or nations, including the European Union) other than the United States of America, any state, municipality, any local government, or its equivalent, and any other political subdivision of any of the above, and any agency, department, commission, court or other instrumentality of any of them (including any corporation or other entity owned or controlled by any of the foregoing) exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

1.33 "GAAP" -- shall mean generally accepted accounting principles in the United States of America in effect from time to time.

1.34 "Governmental Authority" -- shall mean the United States of America, any state, any municipality, any local government and any other political subdivision of any state, and any agency, department, bureau, board, commission, court or other instrumentality of any of them (including any corporation or other entity owned or controlled by any of the foregoing) exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

1.35 "Indebtedness" -- of a Person, at a particular date, shall mean the sum (without duplication) at such date of (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services or which is evidenced by a note, bond, debenture or similar instrument, (b) all obligations of such Person under Capital Leases and Operating Leases, (c) all obligations (contingent or otherwise) of such Person in respect of letters of credit, acceptances, or similar obligations issued or created for the account of such Person, (d) all Contingent Obligations of such Person, and (e) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof; provided, however, that Indebtedness shall not be deemed to include
(i) accounts payable or accrued expenses not evidenced by a note or similar instrument of such Person, and (ii) installment-type sales contracts and equipment leases entered into in the ordinary course of business.

1.36 "Insolvency" or "Insolvent" -- at any particular time, shall mean a Multiemployer Plan which is insolvent within the meaning of Section 4245 of ERISA.

1.37  "Intellectual Property" -- shall have the meaning assigned thereto in
Section 3.10 hereof.

1.38 "Interest" -- shall have the meaning assigned thereto in Section 2.3 hereof.

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1.39  "Inventory" -- of a particular Person at any date, shall mean and include all merchandise intended for sale by such Person, together with all raw materials, goods in process, finished goods, materials and supplies of every nature used or usable in connection with the manufacture, packing, shipping, advertising, leasing or sale of such merchandise, and which would otherwise, in accordance with GAAP, be set forth opposite the caption "inventory" (or any like caption) on a balance sheet of such Person at such date.

1.40  "Knowledge" -- With respect to a specified Person, shall mean
(a) information appearing in documents in the custody or under the control of such Person; (b) information actually known by such Person; (c) information in documents in the custody or under the control of attorneys representing such Person and other information actually known by such attorneys (but only to the extent reflected in documents under the control of such attorneys or actually known by such attorneys in connection with the transactions contemplated by this Agreement); and (d) information reasonably inferable from that described in clauses (a) through (c), above.

1.41 "Lender" -- shall mean the National Electrical Benefit Fund, its successors and assigns.

1.42 "Lien" -- shall mean any charge, lien (including mechanics', materialmen's, tax and other liens), mortgage, deed of trust, pledge, hypothecation, collateral assignment, deposit arrangement, preference, priority or other security agreement, or preferential arrangement of any kind or nature whatsoever having substantially the same effect as any of the foregoing, whether absolute or conditional, voluntary or involuntary, whether created by agreement, assignment, statute, judicial proceedings or otherwise (including, without limitation, any conditional sale or similar title restriction agreement, any financing lease having substantially the same effect of any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or any comparable law of any jurisdiction).

1.43 "Loan" -- shall have the meaning assigned thereto in Section 2.1 hereof.

1.44 "Loan Documents" -- shall mean the collective reference to this Agreement, the Note, the Security Documents and all other documents evidencing or securing all or any portion of the Loan.

1.45 "Maturity Date" -- shall mean the earliest to occur of (i) the Scheduled Maturity Date, (ii) the date of acceleration of the Scheduled Maturity Date in accordance with Lender's right to accelerate the Scheduled Maturity Date in connection with an Event of Default hereunder, under the Note or any of the other Loan Documents, (iii) the date of the occurrence of an Automatic Acceleration Event, (iv) the date indicated in a prepayment notice delivered by the Borrower to the Lender as the date on which the Borrower will prepay the Loan in full pursuant to the provisions of Section
2.5.1 hereof, and (v) the date of the conversion of the entire outstanding principal amount of the Loan pursuant to Section 2.11 hereof.

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1.46  "Mortgage" -- shall mean the Mortgage and Security Agreement with respect to the headquarters of the Borrower located in Colorado Springs, Colorado and dated as of August 31, 1995, executed by Borrower in favor of Lender, as the same may be amended, restated or otherwise modified from time to time.

1.47 "NEC Patent Infringement Litigation" - - shall mean the lawsuit filed by the Borrower against NEC Corporation, NEC Electronics, Inc., and NEC USA in October of 1998, together with any and all counterclaims filed in connection therewith.

1.48 "Note" -- shall have the meaning assigned thereto in Section 2.2 hereof.

1.49 "NTC Liquidating Trust Claim" - shall mean that certain lawsuit filed on October 9, 1997 in the United States Bankruptcy Court, District of Colorado (Case No. 95-11642 CEM) by David J. Beckman, as trustee for the NTC Liquidating Trust, naming as defendants the Borrower, Citibank (Borrower's stock transfer agent which it has indemnified), and Brown Brothers Harriman and Company in regard to claims of wrongful transfer of certain Common Stock related to Oren Benton's bankruptcy proceedings which claims seek relief in the form of: (1) money damages in an amount not less than the proceeds that were generated by the transfer (allegedly not less than $5.9 million);
(2) actual and consequential damages, pre-judgement interest at the legal rate, punitive damages, and costs and expenses (including attorneys' fees); and, (3) in the alternative, 523,137 shares of Common Stock.

1.50  "Operating Lease" -- shall have the meaning provided therefor in GAAP.

1.51 "Original Loan Agreement" -- shall have the meaning assigned thereto in the first Whereas clause hereto.

1.52 "Patent Litigation" -- shall mean any adverse claim by any Person or any litigation, investigation or proceeding of or before any arbitrator or Governmental Authority or Foreign Governmental Authority relating to U.S. or foreign patents, U.S. or foreign applications for patents, technology, know-how, or processes necessary or useful for the conduct of Borrower's present or reasonably foreseeable future business including, but not limited to, the RAM 302 Patent Interference.

1.53 "Patent Security Agreement" -- shall mean the Patent Security Agreement dated as of August 31, 1995 and/or March 2, 1995 (pursuant to Section 8.20 hereof) executed by Borrower in favor of Lender in form and substance satisfactory to the Lender in its sole and absolute discretion, as the same
(i) has been amended by that First Amendment to Patent Security Agreement dated as of January 15, 1999 and made by the Borrower in favor of Lender, and
(ii) may be further amended, restated or otherwise modified from time to time.

1.54 "Person" -- shall mean any natural person, partnership, joint venture, trust, corporation, limited liability company, Governmental Authority, Foreign Governmental Authority, or other entity.

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1.55  "Plan" -- at a particular time, shall mean any employee benefit plan which is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be), an "employer" as defined in
Section 3(5) of ERISA.

1.56  "Potential Default" -- shall mean any of the events specified in
Section 7 hereof, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied which would result in such event being deemed to be an "Event of Default".

1.57 "Prepayment Notice Date" -- shall mean (i) a day on which the Lender receives written notice from the Borrower that it will prepay the Loan, in whole or in part, pursuant to Section 2.5.1 hereof; (ii) a day on which the Lender shall approve in writing Borrower's sale of all or a portion of the stock of EMS pursuant to Section 8.21(i) hereof; or (iii) a day on which the Lender shall approve in writing the liquidation of EMS pursuant to Section 8.21(iii) hereof.

1.58  "Racom" -- shall mean Racom Systems, Inc., a Delaware corporation.

1.59 "Racom Stock Pledge Agreement" -- shall mean the Stock Pledge Agreement dated as of August 31, 1995 executed by the Borrower in favor of the Lender with respect to the stock of Racom Systems, Inc.

1.60 "RAM 302 Patent Interference" -- shall mean those certain patent interference proceedings described in Borrower's latest 10-K filing with the Securities and Exchange Commission prior to the date hereof which are captioned: Evans, et al. v. Eaton (Patent Interference No. 102,723); Evans, et al. v. Eaton (Patent Interference No. 102, 724); Evans, et al. v. Schwee
v. Eaton (Patent Interference No. 102, 725); Evans, et al. v. Schwee v. Eaton (Patent Interference No. 102, 726); and Evans, et al. v. Eaton (Patent Interference No. 102, 727).

1.61 "RAM 302 Patent Interference Decision" -- shall mean the "Decision at Final Hearing" issued on May 6, 1997 by the Board of Patent Appeals and Interferences of the United States Patent and Trademark Office in regard to the RAM 302 Patent Interference.

1.62 "Reorganization" -- with respect to any Multiemployer Plan, shall mean the condition that such plan is in reorganization within the meaning of such term as used in Section 4241 of ERISA.

1.63 "Reportable Event" -- shall mean any of the events set forth in Section 4043(b) of ERISA, other than those events as to which the thirty day notice period is waived under Sections .13, .14, .16, .18, .19 or .20 of PBGC Reg.
Section 2615.

1.64 "Requirement of Law" -- shall mean, as to any Person, the certificate or articles of incorporation, bylaws, partnership agreement, limited partnership agreement, certificate of limited partnership and/or other organizational or governing documents of such Person, and any and all present and future laws, rules, regulations, statutes, codes or ordinances of any Governmental Authority (including, but not limited to, all federal and state securities laws) or Foreign Governmental Authority, and all judgments, decrees, injunctions, rulings, decisions, determinations and interpretations issued by any arbitrator, Governmental Authority, or Foreign Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

1.65 "Responsible Officer" -- shall mean the Chief Executive Officer or the President of the Borrower, or, with respect to financial matters, the Chief Financial Officer of the Borrower.

1.66  "Scheduled Maturity Date" -- shall mean March 15, 2002.

1.67 "Security Agreement" -- shall mean the Security Agreement dated as of August 31, 1995, executed by Borrower in favor of Lender with respect to all of the personal property of the Borrower, as the same may be amended, restated or otherwise modified from time to time.

1.68 "Security Documents" -- shall mean the collective reference to the Mortgage, the Security Agreement, the Patent Security Agreement(s) (including such agreements dated March 2, 1995 and August 31, 1995 as appropriate pursuant to Section 8.20 hereof), the Stock Pledge Agreements and the Uniform Commercial Code filings contemplated by the Security Agreement.

1.69 "Single Employer Plan" -- shall mean any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

1.70 "Stock Pledge Agreements" -- shall mean the collective reference to the EMS Stock Pledge Agreement and the Racom Stock Pledge Agreement.

1.71 "Subsidiary" -- shall mean a corporation or other entity in which Borrower owns, directly or indirectly, stock or other ownership interests in sufficient number to elect a majority of the directors (or persons performing similar functions) of such corporation or entity.

2.  AMOUNT AND TERMS OF COMMITMENTS.

2.1  Existing Loan.   The Borrower and Lender acknowledge and agree that, as
of the date hereof and immediately prior to the making of the partial prepayment provided for in Section 4.1.16 below (i) the principal amount of "Loans" outstanding under and as defined in the Original Loan Agreement is Five Million Five Hundred Thousand Dollars ($5,500,000); and (ii) the interest accrued and unpaid under the Original Loan Agreement is approximately Two Million Fifteen Thousand Three Hundred Two and 57/100 Dollars ($2,015,302.57) (such amounts, collectively, the "Original Loan Amounts"). Upon the partial prepayment provided for in Section 4.1.16, below, the principal amount of the Original Loan Amounts as of the date hereof is Seven Million Dollars ($7,000,000) (such amount being deemed the "Loan" hereunder), and no further advances shall be made to the Borrower hereunder or under the Original Loan Agreement.

2.2 Promissory Note. The Loans made by the Lender under the Original Loan Agreement have been evidenced by the promissory note dated August 31, 1995. An Allonge to that note, dated as of the date hereof, substantially in the form of Exhibit "A" hereto shall modify such note to (i) evidence the obligation of the Borrower to pay to the Lender a principal amount equal to Seven Million Dollars ($7,000,000); (ii) evidence that such note shall be due as of the Maturity Date; and (iii) state that interest on the Note shall be payable as provided in Section 2.3 hereof. Such note, as modified by the Allonge, as the same may be amended, supplemented, endorsed or otherwise modified from time to time is herein referred to as the "Note."

2.3 Interest Rate and Payment Dates. From and after the date hereof, the principal amount of the Loan outstanding shall bear interest at a fixed rate per annum equal to Eight Percent (8%) (the "Interest"), which accrued interest shall be due and payable quarterly, in arrears, on the last day of each calendar quarter, provided, that the first such payment shall occur on January 31, 2000, with the next such payment being due on March 31, 2000 and on the last day of each calendar quarter thereafter, and provided further, that the Borrower may make a prepayment in whole or in part of accrued but unpaid Interest at any time upon sixty (60) Business Days notice without
premium or penalty.   Notwithstanding the foregoing, no such notice of
prepayment shall be deemed to modify Lender's right to convert all or a portion of the outstanding principal amount of the Loan advanced hereunder together with accrued but unpaid Interest on such Loan into Common Stock pursuant to Section 2.11 hereof. Lender shall be entitled to exercise such conversion rights with respect to all amounts due Lender pursuant to this Agreement including, but not limited to, accrued but unpaid Interest at any time prior to any such prepayment of such Interest.

2.4 Computation of Interest and Fees. Interest on the outstanding principal amount of the Loan shall be calculated based upon a year of three hundred sixty (360) days over the actual number of days in the applicable year. Accrued and unpaid Interest shall not be subject to compounding.

2.5  Prepayments.

     2.5.1 Optional Prepayments. At any time and from time to time, the Borrower may prepay the Loan, in whole or in part, without premium or penalty, upon no less than ninety (90) Business Days' written notice to the Lender, which notice shall specify the date and amount of prepayment. If such notice is given, the prepayment amount specified in such notice shall be due and payable on the date specified therein, together with accrued and unpaid Interest to the date of such prepayment on the amount so prepaid. Amounts so optionally prepaid may not be re-borrowed. Notwithstanding the foregoing, no such notice of prepayment shall be deemed to modify Lender's right to convert all or a portion of the outstanding principal amount of the Loan advanced by it together with accrued but unpaid Interest on such Loan into Common Stock pursuant to Section 2.11 hereof. Lender shall be entitled to exercise such conversion rights with respect to such principal and Interest at any time prior to any such prepayment.

     2.5.2 Prepayment in Connection With Sale of EMS Stock. If the Borrower shall sell or transfer any of the stock of EMS or liquidate EMS, as contemplated in Section 8.21 hereof, the proceeds thereof shall, at the election of the Lender by written notice to the Borrower, be immediately applied by the Borrower to a prepayment of the amounts outstanding under the Loan Documents (in such order of priority as provided in Section 3 of the Note).

2.6 Principal Repayment. The entire outstanding principal amount of the Loan, together with all accrued and unpaid Interest and all other sums due to the Lender hereunder, under the Note or under any of the other Loan Documents, shall be due and payable on the Maturity Date.

2.7 Delinquency. In addition to any other rights the Lender may have upon the occurrence of a Potential Default or an Event of Default as provided herein or in any of the other Loan Documents, or as provided at law or equity, in the event of a default in the payment of principal, Interest, or any other sums due to the Lender hereunder, under the Note or under any of the other Loan Documents, any such sum shall bear interest from and after such due date until paid in full, without notice, at an annual rate equal to the lesser of (a) Sixteen Percent (16%), and (b) the maximum rate permitted by law (such rate in effect from time to time, the "Default Rate"), it being expressly intended that delinquent payments shall bear interest at the Default Rate until paid in full, whether before or after any judgment or the occurrence of an Automatic Acceleration Event. In addition, if Borrower shall fail to make payment when and as due of any amounts due hereunder or under any of the other Loan Documents (whether at the stated date for payment, at maturity or by acceleration), Borrower shall, automatically and without notice, be subject to a late payment charge of two percent (2%) of the amount so unpaid, it being expressly understood and agreed that such charge is not in the nature of a penalty but a charge to defray costs incurred by Lender in the collection of such defaulted payment.

2.8 Method of Payment. All sums payable to Lender under this Agreement, the Note or any of the other Loan Documents of every nature including, without limitation, payments on account of principal, interest, late charges, fees, expenses and the like, shall be paid in United States Dollars by wire transfer of immediately available federal funds to a bank account designated by the Lender in writing from time to time. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment date shall be extended to the next succeeding Business Day, and with respect to payments of principal, Interest shall be payable thereon to the date of such actual payment.

2.9 Use of Proceeds. The proceeds of the Loan shall be used by the Borrower solely for working capital purposes.

2.10 Payments. All payments (including prepayments) to be made by the Borrower on account of principal, interest, and fees shall be made without set off or counterclaim of any nature or with respect to any Person whatsoever and shall be made to the Lender in lawful money of the United States of America and in immediately available funds by wire transfer into the bank account designated to the Borrower in writing by the Lender.

2.11  Lender's Conversion Option.

      2.11.1 At any time during: (i) one hundred and twenty (120) Business Days prior to the Scheduled Maturity Date, (ii) Eighty-Nine (89) Business Days following a Prepayment Notice Date, or (iii) one hundred and twenty (120) Business Days following a day on which an Event of Default occurs, Lender may elect through written notice to Borrower to convert all or any portion (but not less than Five Hundred Thousand Dollars ($500,000)) of the outstanding obligations of Borrower to the Lender hereunder (whether on account of Interest, principal or otherwise; such amount to be so converted by Lender hereunder, the "Conversion Amount") into Common Stock as provided below. Such conversion shall be deemed effective as of the day on which Lender gives notice to Borrower of its intention to convert hereunder (the "Conversion Date"). The amount of Common Stock the Lender shall be entitled to receive hereunder shall be determined in accordance with the following formula:

      Total Number of      =      Conversion Amount
                                  -----------------
      Shares of Common Stock to
       be received                        1

     If Lender shall have elected to convert less than the entire amount of indebtedness outstanding to Lender hereunder, the Conversion Amount shall be deemed to consist of (i) first, accrued and unpaid Interest (including, if applicable, default interest), (ii) second, any applicable late charges, and (iii) then, principal. Lender may exercise the conversion rights set forth herein as often as it may elect and each Conversion Amount shall be in the amount selected by Lender.

     2.11.2 The Borrower shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock upon conversion hereunder.

     2.11.3 The Borrower shall at all times use its best efforts to reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of effecting the potential conversions provided for herein, the full number of shares of Common Stock potentially deliverable hereunder. The Borrower shall from time to time (subject to obtaining necessary director and stockholder approval), in accordance with the laws of the State of Delaware, if necessary, use its best efforts to increase the authorized amounts of its Common Stock if at any time the authorized number of shares of its Common Stock remaining unissued shall not be sufficient to permit the maximum conversion available hereunder. Notwithstanding the prior two (2) sentences, Lender hereby acknowledges that the number of authorized but unissued shares of Common Stock of the Borrower may be insufficient now and on future dates to cover the amount of shares of Common Stock which may be issued upon a conversion pursuant hereto. In the event that the number of shares of Common Stock to be issued to Lender by conversion of the Conversion Amount pursuant to Section 2.11.1 hereof is more than the number of authorized but unissued shares of Common Stock of the Borrower as of the Conversion Date, then that portion of the Conversion Amount that can be converted into Common Stock based on the then-available number of authorized but unissued shares of Common Stock (including such amounts as may be reserved for the exercise of warrants or options held by the Lender) shall be converted as of the Conversion Date. That portion of the stated Conversion Amount that cannot be converted because of a shortfall in the number of authorized but unissued shares of Common Stock shall be referred to as the "Remnant Conversion Amount". Thereafter, Borrower shall use its best efforts to increase the number of authorized but unissued shares of Common Stock in an amount necessary to permit the Borrower to reserve a sufficient amount of authorized but unissued shares of Common Stock to effectuate the conversion of the Remnant Conversion Amount and any additional potential conversions provided for herein.

     2.11.4 All shares of Common Stock which may be issued upon conversion hereunder will upon issuance by the Borrower be validly issued, fully-paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

     2.11.5 In connection with each such conversion provided for hereunder, and upon the request of Lender (such request not to be made more than once during each ninety (90) day period measured from the date hereof), the Borrower shall use its best efforts to register, at Borrower's sole expense (including, but not limited to, payment by Borrower of not more than ten thousand dollars ($10,000) of Lender's legal expenses actually incurred and related thereto) under the Securities Act of 1933, as amended, within a reasonable period of time after the date of such conversion, the resale of the Common Stock issued pursuant to such conversion.

     2.11.6 The number and kind of securities which are to be received under this Section 2.11 upon the exercise of the conversion rights set forth herein shall be subject to adjustment from time to time upon the happening of certain events, as follows:

           2.11.6.1 If the Borrower at any time shall consolidate with or merge into any other corporation, or sell all or substantially all of its assets to another corporation, or reclassify or in any manner change the Common Stock receivable upon the exercise of the conversion rights set forth herein (any of which shall constitute a "Reorganization"), then lawful and adequate provision shall be made whereby the conversion rights set forth herein shall thereafter evidence the right to purchase such number and kind of securities and other property as would have been issuable or distributable on account of such Reorganization upon or with respect to the Common Stock which were receivable or would have become receivable under the conversion rights set forth herein immediately prior to such Reorganization. The Borrower shall not effect any such Reorganization unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Borrower) resulting from such Reorganization shall assume by written instrument executed and mailed or delivered to the Lender, at the last address of the Lender appearing herein, the obligation to deliver to Lender such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Lender may be entitled to receive hereunder.

           2.11.6.2 If the Borrower at any time while any Loans remain outstanding shall subdivide or combine its Common Stock, the conversion price set forth herein (i.e., $1.00) shall be adjusted to a price determined by multiplying such conversion price by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such subdivision or combination, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such subdivision or combination.

           2.11.6.3 If the Borrower at any time the Loan is outstanding shall take a record of the holders of its Common Stock for the purposes of:

              (a) Entitling them to receive a dividend payable in, or to receive any other distribution without consideration of, Common Stock, then the conversion price set forth herein shall be adjusted to the price determined by multiplying such conversion price by a fraction (x) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (y) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution; or

              (b) Making any distribution without consideration with respect to its Common Stock (other than a cash dividend) payable otherwise than in its Common Stock, then Lender shall, upon the exercise of the conversion rights set forth herein, be entitled to receive, in addition to the number of shares receivable hereunder, and without payment of any additional consideration therefor, such assets or securities as would have been payable to the Lender as owner of that number of shares on the record date for such distribution; and an appropriate provision therefor shall be made a part of any such distribution.

3.  REPRESENTATIONS AND WARRANTIES.

To induce the Lender to enter into this Agreement and to make the Loan, the Borrower hereby represents and warrants to Lender that:

3.1 Financial Condition. The consolidated balance sheet of the Borrower and its consolidated Subsidiaries at December 31, 1998 and the related consolidated statements of income and retained earnings and changes in financial position for the fiscal year ended on such date, reported on by Arthur Andersen, LLP, copies of which have heretofore been furnished to Lender, are complete and correct and present fairly the consolidated financial condition of the Borrower and its consolidated Subsidiaries at such date, and the consolidated results of their operations and changes in financial position for the fiscal year then ended. The unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries at March 31, 1999, and the related unaudited consolidated statements of income and cash flows for the three month period ended on such date, certified by a Responsible Officer, copies of which have heretofore been furnished to Lender, are complete and correct and present fairly the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and changes in financial position for the three month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein). Neither the Borrower nor any of its consolidated Subsidiaries had, at the date of the most recent balance sheet referred to above, any material Contingent Obligation, contingent liabilities or liability for taxes, long-term lease or unusual forward or long-term commitment, which is not reflected in the foregoing statements, in the notes thereto, in filings made with the Securities and Exchange Commission (including the exhibits thereto), or in Schedule 3.1.

3.2 No Change. Since December 31, 1998, (a) (subject to the consummation of the preferred stock restructuring program) there has been no material adverse change in the business, operations, property or financial or other condition of the Borrower or any of its Subsidiaries, in regard to which Lender hereby acknowledges the RAM 302 Patent Interference Decision and deems that such decision is not, in and of itself, a material adverse change under this subsection but may, in conjunction with other further developments or lack of action in regard to other aspects of Borrower or its Subsidiaries, including future action or inaction regarding Patent Litigation, be determined by Lender (in its sole discretion) to constitute a material adverse change under this subsection, and (b) no dividends or other distributions have been declared (with the exception of such 6% dividends payable in Series A Convertible Preferred Stock ("Series A Stock") to holders of Series A Stock and declared by the Board of Directors of Ramtron prior to the date hereof), paid or made upon any shares of capital stock of the Borrower nor have any shares of capital stock of the Borrower been redeemed, retired, purchased or otherwise acquired for value by the Borrower or any of its Subsidiaries (other than with respect to Ramtron Series A Preferred Stock previously held by Talisman Capital Opportunity Fund and surrendered as described on Schedule
3.1 hereto).

3.3 Corporate Existence; Compliance with Law. The Borrower and each of its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (b) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, have a material adverse effect on the business, operations, property or financial or other condition of the Borrower or any such Subsidiary, as applicable, and could not materially adversely affect the ability of the Borrower to perform its obligations under the Loan Documents.

3.4 Corporate Power; Authorization; Enforceable Obligations. The Borrower has the corporate power and authority, and the legal right, to make, deliver and perform the Loan Documents and to borrow hereunder and has taken all necessary corporate action to authorize (i) the borrowings on the terms and conditions of this Agreement, the Note, and the Acknowledgment (as described in Section 4.1.3 hereof), (ii) the execution, delivery and performance of the Loan Documents and, (iii) the delivery of the Amended Warrants, Extension Warrants, and Common Stock contemplated herein. No consent or authorization of, filing with or other act by or in respect of any Governmental Authority or Foreign Governmental Authority is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of the Loan Documents. This Agreement and each other Loan Document has been duly executed and delivered on behalf of the Borrower.
This Agreement constitutes, and each other Loan Document (including, without limitation, the Note as amended by the Allonge) constitutes and will continue to constitute, a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

3.5 No Legal Bar. The execution, delivery and performance of the Loan Documents, the borrowings hereunder and the use of the proceeds thereof, does not violate any Requirement of Law or any Contractual Obligation of the Borrower, and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any Requirement of Law or Contractual Obligation (other than to the Lender pursuant to the provisions of the Loan Documents).

3.6 No Material Litigation. Other than the Deere Park Litigation, the RAM 302 Patent Interference, and the NEC Patent Infringement Litigation, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority or Foreign Governmental Authority, is pending or, to the Knowledge of the Borrower, threatened by or against the Borrower, any of its Subsidiaries, or against any of its or their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) which could have a material adverse effect on the business, operations, property or financial or other condition of the Borrower or any such Subsidiary. As of the date hereof, the NTC Liquidating Trust Claim has been settled and there is no further pending or threatened litigation with respect to the matters which was the subject thereof.

3.7 No Default. None of the Borrower or any Subsidiary thereof is in default under or with respect to any Contractual Obligation in any respect which could be materially adverse to the business, operations, property or financial or other condition of the Borrower or any such Subsidiary or which could materially adversely affect the ability of the Borrower to perform its obligations under the Loan Documents. No Potential Default or Event of Default has occurred and is continuing.

3.8 Ownership of Property; Liens. The Borrower and each Subsidiary has good record title in fee simple to, or a valid leasehold interest in, all its real property, and good title to all its other property. The Mortgage and each other Security Document constitutes a valid and enforceable first priority Lien against the respective property purported to be encumbered thereby and none of such property is subject to any Lien except for such first priority lien created by the Mortgage and each other Security Document.

3.9 No Burdensome Restrictions. No Contractual Obligation of the Borrower or any of its Subsidiaries and no Requirement of Law materially adversely affects, or insofar as the Borrower may reasonably foresee may so affect, the business, operations, property or financial or other condition of the Borrower or any of its Subsidiaries.

3.10 Intellectual Property. To the Borrower's Knowledge, the Borrower and each Subsidiary thereof owns (individually or on a joint basis), or is licensed to use, all trademarks, tradenames, copyrights, U.S. or foreign patents, technology, know-how and processes necessary or useful for the conduct of its current or reasonably foreseeable future business that are material to the condition (financial or other), business, or operations of the Borrower or such Subsidiary, as applicable (the "Intellectual Property"). Other than the RAM 302 Patent Interference and the NEC Patent Infringement Litigation, no claim has been asserted and is pending by any Person with respect to the use of any such Intellectual Property, or challenging or questioning the validity or effectiveness of any such Intellectual Property and the Borrower does not know of any valid basis for any such claim. The Patent Security Agreement, as amended as provided in Section 4.1.1, constitutes a valid and enforceable first priority Lien against the Borrower's Intellectual Property and none of such Intellectual Property is subject to any Lien except for such first priority lien created by the Patent Security Agreement and each other Security Document. Schedule 3.10 hereto is a complete and accurate list of all Intellectual Property owned by the Borrower.

3.11 Taxes. The Borrower and each Subsidiary thereof has filed or cause to be filed all tax returns which to the Knowledge of the Borrower are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority or Foreign Governmental Authority (other than any amount the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or such Subsidiary, as applicable); and no tax lien has been filed and, to the Knowledge of the Borrower, no claim is being asserted with respect to any such tax, fee or other charge.

3.12 ERISA. No Reportable Event has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. The present value of all benefits vested under each Single Employer Plan maintained by the Borrower or any Commonly Controlled Entity (based on those assumptions used to fund the Plans) did not, as of the last annual valuation date, exceed the value of the assets of such Plan allocable to such vested benefits. Neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan and the liability to which the Borrower or any Commonly Controlled Entity would become subject under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date hereof is not in excess of $0. No such Multiemployer Plan is in Reorganization or Insolvent.

3.13 Investment Company Act; Other Regulations. None of the Borrower or any Subsidiary thereof is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not subject to regulation under any Federal or State statute or regulation which limits its ability to incur Indebtedness.

3.14 Licenses; Permits. To the Borrower's Knowledge, Borrower and each Subsidiary thereof has received all licenses, permits or consents necessary or advisable under any Requirement of Law in order to conduct the business in which it is currently engaged.


3.15 Party in Interest. The Borrower is not a party in interest (as defined in Section 3(14) of ERISA) with respect to the Lender as the Borrower is not:

        (i) a fiduciary (including but not limited to any administrator, officer, trustee or custodian), counsel or employee of the Lender;
       (ii)  an individual or entity providing services to the Lender;
      (iii)  an employer any of whose employees are covered by the Lender;
       (iv) an employee organization any of whose members are covered by the Lender;
        (v) an owner, direct or indirect, of fifty percent (50%) or more of an entity described in subclauses (iii) or (iv), above;
       (vi) a spouse, ancestor, lineal descendant or spouse of a lineal descendant of any individual described in subclauses (i), (ii),
             (iii) or (v), above;
      (vii) a corporation, partnership or trust or estate of which fifty percent (50%) or more is owned, directly or indirectly, or held by persons described in subclauses (i), (ii), (iii), (iv) or
             (v), above;
     (viii) an employee, officer, director or a ten percent (10%) or more shareholder, directly or indirectly, of a person described in subclauses (iii), (iv), (v) or (vii), above, or of the Lender; or
       (ix) a ten percent (10%) or more partner or joint venturer of a person described in subclauses (ii), (iii), (iv), (v) or (vii), above.

4.  CONDITIONS PRECEDENT.

4.1 Conditions to Restatement. The agreement of Lender to enter into this Amended and Restated Agreement is subject to the satisfaction, or waiver by Lender, immediately prior to or concurrently with the execution of this Agreement, of the following conditions precedent:

     4.1.1 Loan Documents. Lender shall have received an original counterpart of (i) this Agreement, and (ii) the Allonge, in each case executed and delivered by a duly authorized officer of the Borrower.

     4.1.2 Consents. Lender shall have received an original counterpart of a certificate of a Responsible Officer stating that no consents, licenses or approvals are required or advisable in connection with the Borrower's execution and delivery of the Loan Documents and its performance thereunder.

     4.1.3 Acknowledgment. Lender shall have received an Acknowledgment made by the Borrower which shall be executed by the duly authorized and Responsible Officer of the Borrower and delivered substantially in the form of Exhibit "C" hereto, as the same may be amended, supplemented, restated or otherwise modified from time to time.

     4.1.4 Corporate Proceedings of the Borrower. Lender shall have received an original counterpart of the resolutions in form and substance reasonably satisfactory to the Lender, of the Board of Directors of the Borrower authorizing (i) the execution, delivery and performance of this Agreement, the Acknowledgment and any other documents required hereby, and (ii) the issuance and authorization of the Amended Warrant, the Extension Warrant, and such Common Stock as may underlie the Amended Warrant, and Extension Warrant and such Common Stock as may reasonably be required to satisfy Lender's conversion rights under Section 2.11 herein, in each case certified by the Secretary of the Borrower as of the date hereof, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate.

     4.1.5 No Violation. The consummation of the transactions contemplated hereby shall not contravene, violate or conflict with, nor involve Lender in a violation of, any Requirement of Law.

     4.1.6 Legal Opinions. Lender shall have received an original counterpart of the executed legal opinions of satisfactory outside counsel to the Borrower addressing such matters as the Lender may request and otherwise in form and substance satisfactory to the Lender.

     4.1.7 Warrants. Borrower shall amend the Warrant to purchase up to 4,028,485 shares of Common Stock dated as of August 31, 1995, expiring on August 31, 2000, and in favor of Lender, to provide for a new expiration date of September 30, 2008 and otherwise substantially conforming with Exhibit "E" attached hereto (the "Amended Warrant"). In addition, Borrower shall issue a warrant to purchase up to 500,000 shares of Common Stock at the Closing Price of the Common Stock on July 31, 1999, such warrant to be exerciseable as of the date hereof and expiring ten years from the date hereof and substantially conforming with Exhibit E attached hereto (the "Extension Warrant"). The Extension Warrant and Amended Warrant shall each contain a clause providing that, from time to time, the exercise price of the warrant shall be adjusted downward to equal the lowest price of any (i) warrant for common stock issued by the Company to any employee, investor, or other Person, or
     (ii) stock option granted to any officer of the Borrower, provided, that such price adjustment shall not apply to warrants issued to Capello Capital Corp. or CEA Montgomery as a result of the capital restructuring of the Borrower which is the subject of the July 20, 1999 Proxy Statement of the Borrower, as such restructuring has been approved by the National Electrical Benefit Fund in its capacity as a shareholder of the Borrower.

           4.1.7.1 The Amended Warrant and Extension Warrant shall be issued in a transaction not requiring registration under the Securities Act of 1933, and the Lender shall have received, as a part of the legal opinions provided for in Section 4.1.6, an opinion to such effect.

     4.1.8 Representations and Warranties. Each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof, as if made on and as of such date.

     4.1.9 No Default. No Potential Default or Event of Default shall have occurred and be continuing on the date hereof.

     4.1.10 No Litigation. (i) No litigation, investigation or proceeding before or by any arbitrator or Governmental Authority or Foreign Governmental Authority shall be pending or threatened against the Borrower or any Subsidiary of the Borrower or any of the officers or directors of any thereof or involving the collateral (or any part thereof) which, in the sole discretion of the Lender, is deemed material. Nonetheless, Lender acknowledges the existence of the Deere Park Litigation, the NEC Patent Infringement Litigation and the RAM 302 Patent Interference, and has agreed to the execution hereof notwithstanding the existence of such litigation. Borrower acknowledges that Lender may deem these litigation matters material at some future time with respect to its determination that an Event of Default or Potential Default has occurred, and the execution hereof by Lender with the awareness of such litigation shall not be deemed to prejudice Lender with respect to any such determination. Specifically, in regard to the NEC Patent Infringement Litigation and the RAM 302 Patent Interference, Lender hereby acknowledges the RAM 302 Patent Interference Decision and deems that such decision is not, in and of itself, material under this subsection but may, in conjunction with other further developments or lack of action in regard to other aspects of Borrower or its Subsidiaries, including future action or inaction regarding Patent Litigation, be determined by Lender (in its sole discretion) to be material under this subsection or otherwise.

        (ii) no injunction, writ, restraining order or other order of any nature materially adverse, in the sole discretion of Lender, to the Borrower and its Subsidiaries or the conduct of its or their respective business or inconsistent with the due consummation of transactions contemplated hereby shall have been issued by any Governmental Authority or Foreign Governmental Authority.

     4.1.11 No Change. Since December 31, 1998, there shall have been no material adverse change, in the sole discretion of the Lender, in the business, operations, property or financial condition of the Borrower or its Subsidiaries taken as a whole, in regard to which Lender hereby acknowledges the RAM 302 Patent Interference Decision and deems that such decision is not, in and of itself, a material adverse change under this subsection but may, in conjunction with other further developments or lack of action in regard to other aspects of Borrower or its Subsidiaries, including future action or inaction regarding Patent Litigation, be determined by Lender (in its sole discretion) to constitute a material adverse change under this subsection.

     4.1.12 Additional Documents. The Lender shall have received each additional document, instrument, legal opinion or item of information reasonably requested by the Lender, including, without limitation, a copy of any debt instrument, security agreement or other material contract to which the Borrower may be a party.

     4.1.13 Additional Matters. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the Loan and the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Lender, and the Lender shall have received such other documents, legal opinions and other opinions in respect of any aspect or consequence of the Loan and the transactions contemplated hereby as it shall reasonably request.

     4.1.14 Borrowing Certificate. The Borrower shall have delivered to Lender a certificate in substantially the form of Exhibit "B" hereto, executed by the Responsible Officer, stating that the conditions set forth in Sections 4.1.5, 4.1.8, 4.1.9, 4.1.10, 4.1.11, 4.1.12, and
     4.1.13,  above, have been satisfied as of the date hereof.

     4.1.15 Endorsement to Title Policy. The Lender shall have received an endorsement to its current title insurance policy, in form and substance acceptable to the Lender, confirming the continuing first priority status of the Mortgage, which shall be paid for by the Borrower.

     4.1.16 Partial Prepayment of Loan. The Borrower shall pay to the Lender, on the date hereof, such amount as shall be necessary to reduce the outstanding amounts under the Original Loan Agreement to Seven Million Dollars ($7,000,000).

5.  AFFIRMATIVE COVENANTS.

The Borrower hereby agrees that, so long as any portion of the Note remains outstanding and unpaid or any other amount is owing to Lender hereunder, the Borrower shall:

5.1  Financial Statements.  Furnish to Lender:

     5.1.1 as soon as available, but in any event within one hundred and twenty (120) days after the end of each fiscal year of the Borrower, a copy of the audited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of operations, changes in stockholders' equity and changes in cash flows for such year, setting forth in each case in comparative form the figures for the previous year, by independent certified public accountants of nationally recognized standing setting forth in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects when considered in relation to the consolidated financial statements of the Borrower and its Consolidated Subsidiaries; and

     5.1.2 as soon as available, but in any event not later than sixty (60) days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries, as at the end of each such quarter and the related unaudited consolidated statements of operations and cash flows of the Borrower and its Consolidated Subsidiaries for such quarter and the portion of the fiscal year through such date, setting forth in each case in comparative form the figures for the previous year for such statements, certified by a Responsible Officer (subject to normal year-end audit adjustments); all such financial statements to be complete and correct in all material respects and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as approved by such accountants or officer, as the case may be, and disclosed therein).

5.2  Certificates; Other Information.  Furnish to Lender:

     5.2.1 concurrently with the delivery of the financial statements referred to in Sections 5.1.1 and 5.1.2, above, a certificate of a Responsible Officer (i) stating that, after inquiry and investigation and to such officer's Knowledge, the Borrower during such period has observed, performed or complied with all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and in the Note and the other Loan Documents to be observed, performed or satisfied by it, and that such officer has obtained no Knowledge of any Potential Default or Event of Default except as specified in such certificate; and (ii) setting forth, in detail acceptable to the Lender, the Borrower's compliance with the financial covenants set forth in
     Section 6.13 hereof, including, without limitations, the calculation of Consolidated Net Worth, the Current Ratio, the Quick Ratio and the Debt to Equity Ratio, in each case calculated as set forth in Section 6.13.

     5.2.2 concurrently with the submission by the Borrower or its Subsidiaries of any and all filings with the Securities and Exchange Commission, a copy thereof;

     5.2.3 concurrently with the release, copies of any and all press releases;

     5.2.4 promptly, any documents or filings submitted to the Securities and Exchange Commission relating to the Borrower, its Subsidiaries or EMS and received or obtained by the Borrower;

     5.2.5 immediately upon receipt, notice to Lender of any information (and copies of any written material related thereto) of any actual or planned sale, purchase, transfer, gift, exercise, conversion, or pledge of securities of the Borrower, its Subsidiaries or EMS by any Person or group who beneficially owns four and one-half percent (4.5%) or more of the common stock (or other voting securities) of the Borrower, its Subsidiaries or EMS, respectively;

     5.2.6 promptly, copies of any license or similar agreements or modifications thereof relating to Intellectual Property and entered into by Borrower or its Subsidiaries;

     5.2.7 concurrent with filing with a court or administrative agency, upon transmission to another Person, or promptly upon receipt, as applicable, copies of any pleadings, offers of settlement, demand letters, orders, decisions, or other documents which may materially affect the development or outcome of any Patent Litigation.

     5.2.8 promptly, such additional financial and other information as Lender may from time to time request in its sole and absolute discretion.

5.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, and cause each Subsidiary to so pay, discharge or satisfy, all its respective obligations of whatever nature, except when the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or such Subsidiary, as the case may be.

5.4 Conduct of Business and Maintenance of Existence. Continue to (and cause each of its Subsidiaries to) engage in business of the same general type as conducted by it as of the date hereof and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business (including, but not limited to, Borrower's zealous defense of its intellectual property rights which shall include an active defense and prosecution of any Patent Litigation (including, but not limited to, the RAM 302 Patent Interference); and comply (and cause each of its Subsidiaries to comply) with all Contractual Obligations and Requirements of Law applicable thereto except to the extent that the failure to comply therewith could not, in the aggregate, have a material adverse effect on the business, operations, property or financial or other condition of the Borrower or any such Subsidiary, as applicable.

5.5 Maintenance of Property; Insurance. Keep (and cause each Subsidiary to keep) all property useful and necessary in its respective business in good working order and condition; maintain (and cause each Subsidiary to maintain) with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks (but including in any event public liability, product liability, and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to Lender, upon written request, full information as to the insurance carried.

5.6 Inspection of Property; Books and Records; Discussions. Keep (and cause each Subsidiary to keep) proper books of records and account in which full, true, and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of Lender to visit and inspect any of its properties and examine and make abstracts from any of such books and records at any time during normal business hours and as often as may be desired, upon reasonable notice, and to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries and with its independent certified public accountants, provided that, with respect to any such inspection of the books and records, the Borrower shall remove therefrom prior to Lender's review any non-public material information.

5.7 Notices. Promptly (and in any event within five (5) days) give notice to Lender:

     5.7.1  of the occurrence of any Potential Default or Event of Default;

     5.7.2 of any (i) default or event of default under any Contractual Obligation of the Borrower or any of its Subsidiaries, or (ii) litigation, investigation or proceeding which may exist at any time between the Borrower or any of its Subsidiaries and any Governmental Authority or Foreign Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, could reasonably be likely to have a material adverse effect on the business, operations, property or financial or other condition of the Borrower or any of its Subsidiaries;

     5.7.3 of any litigation or proceeding affecting the Borrower or any Subsidiary in which the amount involved is $100,000 or more and not covered by insurance or in which injunctive or similar relief is sought, or any material changes in matters as to which the Lender has been previously notified; and

     5.7.4 of a material adverse change in the business, operations, property or financial or other condition of the Borrower or any of its Subsidiaries.

Each notice pursuant to this Section 5.7 shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto. Notwithstanding anything in this Agreement to the contrary, in no event shall Borrower disclose to the Lender, in its capacity as a lender, any material, non-public information. Any information so withheld shall, once public, be promptly delivered to the Lender.

5.8 Further Assurances. From time to time hereafter, the Borrower will execute and deliver, or will cause to be executed and delivered, such additional instruments, certificates or documents, and will take all such actions, as Lender may reasonably request, for the purposes of implementing or effectuating the provisions of this Agreement, the Security Documents, and the Note, or of more fully perfecting or renewing the Lender's rights with respect to the Collateral (or with respect to any additions thereto or replacements or proceeds thereof or with respect to any other property or assets hereafter acquired by the Borrower) pursuant hereto or thereto. Upon the exercise of any power, right, privilege or remedy pursuant to this Agreement or the Security Documents which requires any consent, approval, recording, qualification, or authorization of any Governmental Authority or Foreign Governmental Authority, the Borrower will execute and deliver, or will cause the execution and delivery of, all applications, certifications, instruments and other documents and papers that Lender may be required to obtain from the Borrower for such governmental consent, approval, recording, qualification or authorization.

6.  NEGATIVE COVENANTS.

The Borrower hereby agrees that, so long as any portion of the Note remains outstanding and unpaid or any other amount is owing to Lender hereunder or under any of the Loan Documents, the Borrower shall not (unless expressly approved in writing by the Lender, in its sole and absolute discretion), directly or indirectly:

6.1 Limitation on Indebtedness. Create, incur, assume or suffer to exist (or permit any Subsidiary to create, incur, assume or suffer to exist) any Indebtedness in excess of $100,000 in the aggregate, except:

     6.1.1 Indebtedness in respect of the Loan, the Note, and other obligations of the Borrower under the Loan Documents and such other Indebtedness as the Lender shall approve from time to time (which may include an unsecured promissory note issued to Dimensional Fund Advisors ("DFA") in connection with the pending capital restructuring of the Borrower described in the July 20, 1999 Proxy Statement of the Borrower as expressly approved by the National Electrical Benefit Fund in its capacity as a shareholder of the Borrower).

6.2 Limitation on Liens. Create, incur, assume or suffer to exist (or permit any Subsidiary to create, incur, assume or suffer to exist) any Lien upon any of its (or a Subsidiary's) property, assets or revenues, whether now owned or hereafter acquired, except for:

     6.2.1 Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Borrower or such Subsidiary, as the case may be, in conformity with GAAP;

     6.2.2 carriers', warehousemen's, mechanics', materialmen's, repairmen's, or other like Liens arising in the ordinary course of business and not overdue for a period of more than sixty (60) days or which are being contested in good faith by appropriate proceedings in a manner which will not jeopardize or diminish the interest of the Lender's in any of the Collateral;

     6.2.3 pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation;

     6.2.4 deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

     6.2.5 easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or any such Subsidiary;

     6.2.6 Liens in favor of the Lender created pursuant to the Security Documents; and

     6.2.7  Such other Liens as the Lender shall approve from time to time.

6.3 Limitation on Contingent Obligation. Create, incur, assume or suffer to exist (or permit any Subsidiary to create, incur, assume or suffer to exist) any Contingent Obligation (with the exception of Borrower's guarantee of EMS's accounts payable in EMS's ordinary course of business).

6.4 Limitations on Fundamental Changes. Enter into (or permit any Subsidiary to enter into) any transaction of acquisition or merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or any material part of its property, business or assets (other than in the ordinary course of its business), or make any material change in the present method of conducting business.

6.5 Limitation on Sale of Assets. Convey, sell, lease, assign, transfer or otherwise dispose of, any of its property, business or assets (including, without limitation, intellectual property, receivables and leasehold interests) (or permit any Subsidiary to do any of the foregoing) whether now owned or hereafter acquired whose value exceeds $100,000 in the aggregate except:

     6.5.1  the sale of inventory in the ordinary course of business; and

     6.5.2 the sale or other disposition of any property in the ordinary course of business;

provided, that in the event the Borrower desires to enter into a sale/leaseback or similar transaction with respect to its plant located in Colorado Springs, Colorado, the Lender hereby agrees to review the terms of such proposed transaction in good faith and provide its prompt approval or disapproval thereof, it being understood that any such approval or disapproval shall be made in Lender's sole but good faith discretion, and any approval thereof may require a prepayment of the Loan in the amount of the proceeds of such transaction received by Borrower.

6.6 Limitation on Negative Pledge Clauses. Enter into (or permit any Subsidiary to enter into) any agreement with any Person other than the Lender pursuant hereto which prohibits or limits the ability of the Borrower or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien in favor of the Lender, upon any of its property, assets or revenues, whether now owned or hereafter acquired.

6.7 Limitation on Investments, Loans and Advances. The Borrower will not, and will not permit any of its Subsidiaries to, make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of, or make any other investment in, any Person, except:

     6.7.1 loans, advances and extensions of credit to employees of the Borrower or its Subsidiaries for travel, entertainment and relocation expenses (including, without limitation, bridge loans associated therewith) incurred in the ordinary course of business;

     6.7.2  investments in Cash Equivalents;

     6.7.3  extensions of trade credit in the ordinary course of business;

     6.7.4 other investments, loans, advances, extensions of credit and capital contributions in an aggregate amount not to exceed $100,000 at any time.

6.8 Limitation on Prepayments. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, prepay, purchase, redeem, retire, defease or otherwise acquire, or make any optional payment on account of any principal of, interest on, or premium payable in connection with the optional prepayment, redemption or retirement of any of its Indebtedness, except for the Loan.

6.9 No Amendments. The Borrower will not (a) permit the modification or waiver of or any change in any provisions of any agreement relating to Indebtedness or license agreements or similar agreements relating to Intellectual Property of the Company or any of its Subsidiaries if such modification, waiver or change could have a material adverse effect on the ability of the Company or any such Subsidiary to perform its obligations under this Agreement, the Notes, or the Loan Documents (such effect to be determined by the Lender in its sole discretion),or (b) fail to give prior written notice to Lender of each proposed modification, waiver or change to any of the agreements referred to in clause (a) above.

6.10 Limitation on Stock Issuance. Unless otherwise expressly agreed to by the Lender, the Borrower will not, nor will it permit its Subsidiaries to, issue any additional shares of equity securities except:

     (a)  in the case of the Borrower,

            (i)  to Lender in connection with this Agreement;
           (ii) to any Person pursuant to a warrant, option or convertible security issued by Borrower to that Person prior to July 31, 1999;
          (iii) pursuant to a Plan established prior to July 31, 1999 and as described in the Borrower's latest 10-K or 10-Q filed with the Securities and Exchange Commission prior to the date hereof; and

     (b) in the case of the Subsidiaries of the Company, to their respective parents or the Borrower provided that all such securities are pledged to the Lender as collateral for the Obligations.

6.11 Corporate Documents. Amend its Certificate of Incorporation (except to increase the number of authorized shares of Common Stock), without the prior written consent of the Lender.

6.12 Compliance with ERISA. (a) Terminate any Plan so as to result in any material liability to Lender, (b) engage in any "prohibited transaction", as defined in Section 4975 of the Code, (c) incur or suffer to exist any material "accumulated funding deficiency", as defined in Section 302 of ERISA, whether or not waived involving any Plan, or (d) allow or suffer to exist any event or condition, which presents a material risk of incurring a material liability to Lender by reason of termination of any such Plan.

6.13  Financing Covenants.

     6.13.1 Maintenance of Net Worth. Permit the Borrower's Consolidated Net Worth at any time to be less than Seven Million Dollars
     ($7,000,000).

     6.13.2 Maintenance of Working Capital Ratio. Permit the ratio of Consolidated Working Capital Assets to Consolidated Current Liabilities to be less than 1.5 to 1.0.

     6.13.3 Maintenance of Debt to Equity Ratio. Permit the ratio of long-term Indebtedness of the Borrower to the Consolidated Net Worth of the Borrower to be more than 1.0 to 1.0.

7. EVENTS OF DEFAULT. Upon the occurrence of the following events (each such event being referred to herein as an "Event of Default"):

7.1 The Borrower shall fail to pay any principal, interest or other amount payable hereunder or under the other Loan Documents when due, and such default shall continue for a period of five (5) days from the date Borrower shall have received notice of such default; or

7.2 Any representation or warranty made or deemed made by the Borrower herein or in the other Loan Documents or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement or any such other Loan Document shall prove to be materially and adversely incorrect; or

7.3 The Borrower shall materially default in observance or performance of any covenants or agreements contained in Section 6 hereof; or

7.4  The Borrower shall fail to provide Lender notice as required by Sections
5.2.5 or 5.2.7 hereof; or

7.5 The Borrower shall materially default in the observance or performance of any other agreement contained in this Agreement or any of the other Loan Documents, and such default shall continue unremedied for a period of thirty
(30) days after written notice thereof from Lender; or

7.6 (i) Any of the Security Documents shall cease, for any reason, to be in full force and effect, or the Borrower shall so assert, or (ii) any of the Liens purported to be created by the Security Documents shall cease to be (or shall not have been from the date hereof) a valid and perfected first priority enforceable Lien; or

7.7 The Borrower or any of its Subsidiaries shall (i) default in any payment of principal of or interest of any Indebtedness (other than the Note), or in the payment of any Contingent Obligation, beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Contingent Obligation was created; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Contingent Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Contingent Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Contingent Obligation to become payable; or

7.8 (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan,
(ii) any "accumulated funding deficiency", as defined in Section 302 of ERISA, whether or not waived, shall exist with respect to any Plan, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Lender, likely to result in termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Lender is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan, or (vi) any other event or condition shall occur or exist, with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could subject the Borrower or any of its Subsidiaries to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of the Borrower or any of its Subsidiaries; or

7.9 The termination, liquidation or dissolution or the commencement of proceedings toward the liquidation or dissolution of Borrower or any Subsidiary (other than to the extent expressly provided for in Section 8.21) thereof; or

7.10 (i) Borrower or any Subsidiary thereof shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its respective debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its respective assets, or Borrower shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Borrower or any Subsidiary thereof any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment, or (B) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or
(iii) there shall be commenced against Borrower or any Subsidiary thereof any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its respective assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (iv) Borrower or any Subsidiary thereof shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) above; or

7.11 One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance) of $1,000,000 or more and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 20 days from the entry thereof; or

7.12 The Aggregate Actual/Potential Litigation Liabilities shall, at any time, exceed Three Million Dollars ($3,000,000). For purposes hereof, the term "Aggregate Actual/Potential Litigation Liabilities" shall mean the sum of, without duplication, (i) the aggregate of all unpaid judgments, awards or decrees entered against the Borrower to the extent not covered by insurance, plus (ii) the amount the Lender has determined, in its sole and absolute discretion, to be the potential liability of the Borrower under any pending or threatened suit, action, investigation, inquiry or other proceeding (including, without limitation, the NEC Patent Infringement Litigation, any other Patent Litigation, the RAM 302 Interference proceeding or the Deere Park Litigation); plus (iii) the amount of any unpaid settlement payable by the Borrower with respect to any actual or threatened suit, action, investigation, inquiry or other proceeding, then, and in any such event
(A) if such event is an Event of Default specified in Section 7.9 or 7.10 above with respect to the Borrower (any such event, an "Automatic Acceleration Event"), automatically the Loan hereunder (with accrued interest thereon) and all other amounts owing under this Agreement, the Note and the other Loan Documents shall immediately become due and payable, and (B) if such event is any other Event of Default, Lender may, by written notice to the Borrower declare the Loan hereunder (with accrued interest thereon) and all other amounts owing under this Agreement, the Note and the other Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable. Except as expressly provided above in this Section 7, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

8.  MISCELLANEOUS.

8.1 Entire Agreement. This Agreement taken together with all of the other Loan Documents and all certificates and other documents delivered by Borrower to Lender, embodies the entire agreement with respect to the subject matter hereof, and supersedes or incorporates all prior negotiations or agreements written and oral.

8.2 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if the parties hereto had signed the same document. All such counterparts shall be deemed to constitute one instrument.

8.3 Governing Law. This Agreement and the other Loan Documents are to be governed by, and construed and enforced in accordance with the laws of the State of Colorado.

8.4 Severability. If any of the terms and provisions specified herein or in the other Loan Documents is held by a court of law to be in violation of any applicable law, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if a court should declare such term or provision to be illegal, invalid, unlawful, void, voidable, or unenforceable as written, then such provision shall be given full force and effect to the fullest possible extent that it is legal, valid and enforceable, and the remainder of the terms and provisions herein shall be construed as if such illegal, invalid, unlawful, void, voidable or unenforceable term or provision was not contained herein, and the rights, obligations and interests of Borrower and Lender under the remainder of this Agreement or of the other Loan Documents, as applicable, shall continue in full force and effect.

8.5 Successors and Assigns. All covenants and agreements herein shall bind the respective successors and assigns of Borrower and Lender, provided that Borrower shall not be permitted to transfer or assign its rights and obligations hereunder.

8.6 Time of the Essence. Time is of the essence with regard to Borrower's performance under the terms and provisions of this Agreement, the other Loan Documents and any amendment, modification, restatement, or revision hereof or thereof, subject, however, to the applicable grace periods, if any, set forth in the Loan Documents. No extension of time for the payment of the Loan or any installment thereof made by agreement with any Person now or hereafter liable for payment of the Loan shall operate to release, discharge, modify, change or affect the original liability of Borrower under this Agreement, either in whole or in part.

8.7 Notice. Any notice, demand, consent, authorization, request, approval or other communication given or required hereunder shall contain a clear and concise statement of the purpose of such notice, shall reference this Agreement and shall be effective and valid only if in writing, signed by the party giving such notice and delivered in person by a commercial messenger service regularly retaining receipts for such delivery, a reputable overnight express courier or delivery service from whom a receipt is obtained, by facsimile transmission (to be followed immediately by an original sent by one of the other means enumerated herein), or, if mailed, sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

To the Lender:

National Electrical Benefit Fund
1125 15th Street, N.W., Suite 1202
Washington, D.C. 20005
Attention: Mr. Edwin D. Hill, Trustee
Facsimile No. (202) 728-6009

With a mandatory copy to:

Counts & Kanne, Chartered
1125 15th Street, N.W., Suite 444
Washington, D.C. 20005
Attention: Jeffrey J. Kanne, Esq.
Facsimile No. (202) 223-3868

To Borrower:

Ramtron International Corporation
1850 Ramtron Drive
Colorado Springs, Colorado  80921
Attention: Chief Executive Officer
Facsimile No. (719) 481-9294

All such notices shall be considered given on the date when delivered (refusal of delivery shall constitute delivery), or if mailed, upon the date of receipt of such notice as evidenced by the return receipt with respect to such notice received by the sender thereof, addressed to the parties to be notified at the addresses set forth above or to any other addresses as any party may hereafter specify to the others by like notice.

8.8 Successive Remedies. No power or remedy herein conferred is exclusive of or shall prejudice any other power or remedy of Lender given by law, equity, the terms of any of the Loan Documents or otherwise. Each such power or remedy may be exercised by Lender from time to time as often as they deem necessary.

8.9 No Waiver; Cumulative Remedies. No delay by Lender in exercising any right, power or privilege under this Agreement or any of the other Loan Documents and no failure by Lender to insist, or election by Lender not to insist, upon the strict performance of any of the terms, provisions, or conditions of this Agreement or any of the other Loan Documents shall be deemed to be a waiver of the same or any other term, provision, or condition thereof and Lender shall have the right at any time thereafter to insist upon strict performance of any and all of the same. If Lender advances any portion of the Loan in the absence of strict compliance with any or all of the conditions of Lender's obligations to make such advance, the same shall be deemed to have been made pursuant to this Agreement and not to be a modification hereof and Lender reserves the right to insist upon strict compliance with respect to any and all future Loans. The rights, remedies, powers and privileges of Lender provided herein or in each of the other Loan Documents shall be cumulative and not exclusive of any rights, remedies, powers, or privileges provided in any of the other Loan Documents or provided by law.

8.10 Cross-Default. Any Event of Default under this Agreement shall be deemed to be an Event of Default under each of the other Loan Documents, entitling Lender to exercise any or all remedies available to Lender under the terms of any or all Loan Documents.

8.11 Inconsistencies with Loan Documents. In the event of any conflict between this Agreement and the provisions of any of the other Loan Documents, the provisions of this Agreement shall control; provided, however, that any provision of any other Loan Document which imposes additional burdens on Borrower or restricts the rights of Borrower or gives Lender additional rights or remedies shall not be deemed to be in conflict or inconsistent with this Agreement and shall be given full force and effect.

8.12 Survival. All of the representations, warranties, terms, covenants, agreements and conditions contained in this Agreement shall specifically survive the execution and delivery of this Agreement and the other Loan Documents and the advance of the Loan and shall, unless otherwise expressly provided, continue in full force and effect until the Loan, together with interest thereon and all other costs, charges and other sums payable hereunder or thereunder, are paid in full.

8.13 Negotiated Document. Lender and Borrower acknowledge that the provisions and the language of this Agreement and the other Loan Documents have been negotiated by commercially sophisticated parties, and agree that no provision of this Agreement or any other Loan Document shall be construed against Lender or Borrower by reason of Lender or Borrower having drafted such provision, this Agreement or any other Loan Document.

8.14 Payment of Expenses and Taxes. The Borrower agrees (a) to pay or reimburse Lender for all of its reasonable costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the Note and any of the other Loan Documents, including, without limitation, fees and disbursements of counsel to the Lender, and (b) to pay, indemnify, and hold Lender harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay by the Borrower in paying, stamp, excise, and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, the Agreement, the Note and any such other documents, and
(c) to pay, indemnify, and hold Lender harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the enforcement, performance and administration of this Agreement, the Note and any such other documents (all the foregoing, collectively, the "indemnified liabilities"), provided, that the Borrower shall have no obligation hereunder to a Lender with respect to indemnified liabilities arising from the gross negligence or willful misconduct of Lender. The agreements in this Section 8.14 shall survive the repayment of the Note and all other amounts payable hereunder.

8.15 Action, Consents and Approvals. Borrower acknowledges and agrees that, except as expressly stated to the contrary in the Agreement or any other Loan Document, any consent, approval, determination (including without limitation any determination of whether a document, action or state of facts is satisfactory to Lender), or action required or requested of Lender pursuant to the Agreement or any other Loan Document, may be granted or withheld by Lender, as the case may be, in its sole discretion.

8.16 Amendments, Modifications, etc.. Neither the Agreement nor any of the terms or conditions hereof may be amended, supplemented, or otherwise modified except by a written instrument signed by Borrower and Lender expressly referencing the terms and conditions to be amended or modified.

8.17  Waivers.   BORROWER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY,
AND, ON THE ADVICE OF SEPARATE COUNSEL OF BORROWER, UNCONDITIONALLY WAIVES THE FOLLOWING WITH RESPECT TO ANY ACTION BROUGHT UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS:

     (a) PERSONAL SERVICE OF ANY AND ALL PROCESS on Borrower, and consents that all such service of process be made by certified or registered mail directed to Borrower at the address set forth in this Agreement and agrees that such service shall be deemed sufficient upon receipt by Borrower; provided that nothing contained herein shall affect the right of Lender to serve legal process in any other manner permitted by law;

     (b) ANY OBJECTION TO JURISDICTION OR VENUE of any action instituted hereunder or under any of the other Loan Documents and agrees not to attempt to transfer any action instituted hereunder or under any of the other Loan Documents and agrees not to assert any defense based on lack of jurisdiction or venue; provided that nothing contained herein shall affect the right of Lender to bring any action or proceeding against Borrower in the courts of any other jurisdiction;

     (c) THE RIGHT TO TRIAL BY JURY as Borrower acknowledges and agrees that any controversy which may arise under the Agreement or the other Loan Documents or the relationship established hereby would be based upon difficult and complex issues, and, therefore, Borrower agrees that any lawsuit arising out of any such controversy will be tried by a court of competent jurisdiction by a judge sitting without a jury.

8.18 Captions and References. The captions of this Agreement are for convenience and reference only and in no way define, describe, extend, or limit the scope, meaning, or intent of the Agreement. Unless otherwise expressly provided, any reference in the Agreement to any section, subsection, paragraph, exhibit or schedule is a reference to a section, subsection, paragraph, exhibit or schedule of the Agreement.

8.19 Gender and Plural Usages. Whenever the context may require, any pronoun used in the Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns and verbs shall include the plural and vice versa.

8.20 Termination of Prior Loan Facility. It is hereby acknowledged and agreed that the Loan Agreement dated as of March 2, 1995 between the Borrower and the Lender, together with each of the loan documents executed in connection therewith (with the exception of the Patent Security Agreement of March 2, 1995 by and between Borrower and Lender which Borrower hereby acknowledges and agrees shall continue in full force and effect until replaced by Lender's perfected and first priority security interest in all Borrower's patents secured thereby and references in such Patent Security Agreement to the "Loan Agreement" shall be deemed to refer to this Amended and Restated Loan Agreement), shall be deemed terminated and of no further force or effect as of the Closing Date.

8.21 Issues re EMS. Notwithstanding anything herein to the contrary, nothing in this Agreement or the other Loan Documents shall be deemed to
(i) prohibit the Borrower from selling all or a portion of the stock of EMS provided that any such sale shall be reasonably approved by the Lender in writing at least sixty (60) Business Days prior to such sale and the proceeds thereof shall be subject to the provisions of Section 2.5.2 hereof;
(ii) prohibit the Borrower from transferring certain assets to EMS provided that any such transfer shall be reasonably approved by the Lender in writing, any assets so transferred shall continue to be subject to first priority Liens held by the Lender and Borrower and EMS shall have executed and delivered to the Lender such documents consistent with the foregoing as Lender shall reasonably request; or (iii) prohibit the liquidation of EMS provided that any such liquidation shall be approved by Lender in writing at least sixty (60) Business Days prior to such liquidation. Such Lender approval to be based upon its reasonable determination that any such liquidation shall not adversely affect the value of the Collateral taken as a whole or Lender's first priority Liens therein.

8.22  Release of Security.

     8.22.1 Racom Stock. Promptly following the consummation of the loan restructuring contemplated hereby, the Lender will take such steps as shall be reasonably necessary to release its security interests in the stock of Racom, including a termination of the Racom Stock Pledge Agreement and return of the stock certificates held by the Lender pursuant thereto.

     8.22.2 Release of Accounts Receivable. In the event that the Borrower shall obtain a working capital facility from a third-party lender, which lender requires a security interest to be granted with respect to the Released Receivables (as defined below), upon reasonable written notice to the Lender, the Lender shall take such steps as shall be reasonably necessary to release from the Lien of the Security Agreement all Accounts of the Borrower other than Accounts relating to licensing or royalty fees and payments payable to the Borrower (such released Accounts, the "Released Receivables").

IN WITNESS WHEREOF, the parties hereto have executed the Agreement as of the day and year first above written.

BORROWER:

RAMTRON INTERNATIONAL CORPORATION


By:  /S/ L. David Sikes
   --------------------
L. David Sikes
Chief Executive Officer
and Chairman of the Board of Directors
9:15 a.m., 06 August 1999

LENDER:

NATIONAL ELECTRICAL BENEFIT FUND


By:  /S/ Edwin D. Hill
   -------------------
Edwin D. Hill
Trustee

                               EXHIBIT "A"

                              FIRST ALLONGE

This First Allonge (this "Allonge") is dated as of XXXXX XX, 1999 and is made by and between RAMTRON INTERNATIONAL CORPORATION (the "Maker") and the NATIONAL ELECTRICAL BENEFIT FUND (the "Lender).

                          W I T N E S S E T H:

WHEREAS. Maker has outstanding to the Lender a loan in the principal amount of Seven Million Dollars ($7,000,000) as of the date hereof which is evidenced by that certain promissory note of Maker dated August 31, 1995 (such promissory note, the "Note"); and

WHEREAS. Maker has requested that Lender extend certain terms and provisions of the Note and Lender has agreed to do so in accordance with that certain Amended and Restated Loan Agreement dated as of the date hereof by and between the Maker and Lender (the "Loan Agreement") and this Allonge.

NOW THEREFORE, in consideration of the premises hereof and for other good and valuable consideration the receipt and sufficiency of which are hereby established, the Maker and the Lender hereby agree as follows:

1. Establishment of Outstanding Principal Amount. It is hereby irrevocably established that the outstanding principal amount of the Note as of the date hereof is Seven Million Dollars ($7,000,000).

2. No Other Amendments. Other than as expressly modified hereby and in the Loan Agreement, the Note shall continue to be in full force and effect.

3. Attachment to Note. Upon its execution by the Maker and the Lender, this Allonge shall be attached to the Note and be deemed to be a part hereof.

4.  Amendments to the Note.   The Note shall be amended as follows:

    (a) The first line of the Note listing the amount of "$12,000,000" shall be deleted and replaced with "$7,000,000."

    (b) The ninth and tenth lines of Section 1 of the Note: "below)) the maximum principal sum of TWELVE MILLION DOLLARS ($12,000,000), or so much thereof as may be advanced pursuant to "shall be deleted and replaced with "below )) the maximum principal sum of SEVEN MILLION DOLLARS ($7,000,000), or so much thereof as may be advanced pursuant to."

    (c)  The phrase "Section 2.13 of" contained in the twelfth line of
         Section 1 of the Note shall be deleted.

    (d)  The fourth line of Subsection 2(a) of the Note: "provided in Section
         2.5 of the Loan Agreement" shall be deleted and replaced with "provided in Section 2.3 of the Loan Agreement."

    (e) The third line of Subsection 2(b) of the Note: "other Loan Documents, at the rate provided for in Section 2.9 of" shall be deleted and replaced with "other Loan Documents, at the rate provided for in Section 2.7 of."

    (f) The fifth line of Subsection 2(b) of the Note: "payment shall bear interest as provided in Section 2.9 of the Loan" shall be deleted and replaced with "payment shall bear interest as provided in
         Section 2.7 of the Loan."

    (g)  The address listed for notices to the "Payee" in Section 17: "If to
         Payee: National Electrical Benefit Fund 1125 Fifteenth Street, N.W. Room 1202 Washington, D.C. 20005 Attention: Jack F. Moore, Trustee Facsimile No. (202) 728-7654" shall be deleted and replaced with "If to Payee: National Electrical Benefit Fund 1125 Fifteenth Street, N.W. Room 1202 Washington, D.C. 20005 Attention: Edwin D. Hill, Trustee Facsimile No. (202) 728-6009."

IN WITNESS WHEREOF, the Maker and the Lender have executed this Allonge as of the date set forth above.

WITNESS:                                    MAKER:

                                            RAMTRON INTERNATIONAL CORPORATION

-------------------                         By: -----------------------------
                                                L. David Sikes
                                                Chief Executive Officer
                                                    and Chairman of the Board
                                                    of Directors

LENDER:

NATIONAL ELECTRICAL BENEFIT FUND


By: ------------------------
Edwin D. Hill
Trustee

                                   EXHIBIT "B"

                         [Form of Borrowing Certificate]

                              BORROWING CERTIFICATE

Pursuant to subsection 4.1.3 of the Amended and Restated Loan Agreement dated as of XXXXXXX XX, 1999 (as amended, supplemented, restated, or otherwise modified from time to time, the "Loan Agreement") (terms defined therein being used herein as so defined), between RAMTRON INTERNATIONAL CORPORATION (the "Borrower") and the NATIONAL ELECTRICAL BENEFIT FUND (the "Lender"), the undersigned in such person's capacity as Chief Executive Officer of the Borrower, hereby certifies as follows:

1. Representations and Warranties. The representations and warranties of the Borrower set forth in the Loan Agreement and any other Loan Document to which it is a party or which are contained in any certificate, document or financial or other statement furnished pursuant to or in connection with the Loan Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof;

2. No Default. No Default or Event of Default has occurred and is continuing as of the date hereof after giving effect to the Loan requested to be made on the date hereof;

3. Conditions Precedent. The conditions precedent set forth in subsections 4.1, 4.2, and 4.3 of the Loan Agreement have been satisfied; and

4. Incumbency. Richard L. Mohr is and at all time since July 1, 1994, has been the duly elected and qualified Executive Vice President and Chief Financial Officer of the Borrower and the signature set forth on the signature line for such officer below is such officer's true and genuine signature;

and the undersigned Executive Vice President and Chief Financial Officer of the Borrower hereby certifies as follows:

5. Corporate Existence. There are no liquidation or dissolution proceedings pending or to my knowledge threatened against the Borrower or any of its Subsidiaries, nor has any other event occurred affecting or threatening the corporate existence of the Borrower or any of its Subsidiaries taken as a whole;

6. Good Standing. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware;

7. Corporate Documents. Attached hereto as Exhibit "A" is a true and complete copy of resolutions duly adopted by the Board of Directors of the Borrower on XXXXXXXXX, 1999; such resolutions have not in any way been amended, modified, revoked or rescinded and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect, and such resolutions are the only corporate proceedings of the Borrower now in force relating to or affecting the matters referred to therein; attached hereto as Exhibit "B" is a true and complete copy of the Certificate of Incorporation of the Borrower as in effect at all times since XXXXXXXXX, 19XX, to and including the date hereof; and

8. Incumbency. The following persons are now duly elected and qualified officers of the Borrower, holding the offices indicated next to their respective names below, and such officers have held such offices with the Borrower at all times since XXXXXXXXX, 19XX, to and including the date hereof, and the signatures appearing opposite their respective names below are the true and genuine signatures of such officers, and each of such officers is duly authorized to execute and deliver on behalf of the Borrower the Loan Agreement, the Note, the Security Documents and the other Loan Documents to which the Borrower is a party and any certificate or other document to be delivered by the Borrower pursuant to the Loan Agreement or any other Loan Document:

Name, Office, Signature

--------------------, Chief Executive Officer, --------------------
--------------------, President, ---------------------
--------------------, Executive Vice President, -------------------

IN WITNESS WHEREOF, the undersigned have hereunto set our names.

RAMTRON INTERNATIONAL                      RAMTRON INTERNATIONAL
  CORPORATION                                CORPORATION


----------------------------              ---------------------------
[Name]                                    L. David Sikes
Title:   Executive Vice President         Title:  Chief Executive Officer
and Chief Financial Officer                       and Chairman of the Board
                                                  of Directors


Date:  XXXXXXXXX, 19XX

                               EXHIBIT "C"

                             ACKNOWLEDGMENT

As of XXXXXXXXX, 1999, the undersigned Ramtron International Corporation ("Borrower") and the National Electrical Benefit Fund (the "Lender") being the parties to the original Loan Agreement dated as of August 31, 1995 (the "Original Loan Agreement"), hereby acknowledge and agree that the Original Loan Agreement has been duly amended and restated in full by the Amended and Restated Loan Agreement dated as of July 31, 1999 (as amended, supplemented, restated, or otherwise modified from time to time, the "Restated Loan Agreement") by and between Borrower and Lender and agree that from and after the date hereof, all references in the Loan Documents or to the Loan Agreement (as defined in the Restated Loan Agreement) shall be deemed to be, and shall be, references to the Restated Loan Agreement, and each reference to the Note shall be deemed a reference to the Note as defined in the Restated Loan Agreement.

RAMTRON INTERNATIONAL CORPORATION


By: ----------------------------
L. David Sikes
Chief Executive Officer
and Chairman of the Board of Directors


NATIONAL ELECTRICAL BENEFIT FUND


By:-----------------------------
Edwin D. Hill
Trustee

                                EXHIBIT "D"
                           Form of Amended Warrant

                     RAMTRON INTERNATIONAL CORPORATION

                         Warrant to Purchase Shares
                              of Common Stock

RAMTRON INTERNATIONAL CORPORATION, a Delaware corporation (the "Company"), hereby certifies that, for value received and the cancellation of that certain warrant dated August 31, 1995 for 4,028,485 shares of Common Stock, the NATIONAL ELECTRICAL BENEFIT FUND or its assigns (the "Holder") is entitled to purchase from the Company, during the period commencing on the date hereof and ending at 5:00 p.m. Eastern Time on the Expiration Date (as hereinafter defined) (the "Warrant Exercise Period"), subject to the terms and conditions hereinafter set forth, the number of shares of the Common Stock, par value $0.01, of the Company determined in accordance with Section 1.

Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Loan Agreement by and between the Holder and the Company dated effective as of XXXXXXXX, 1999 (the "Loan Agreement").

1. Number of Warrant Shares. Subject to adjustment as provided in Section 4, the number of shares of Common Stock for which this Warrant may, at any given time during the Warrant Exercise Period, be exercised (such total number of underlying unissued shares as may, from time to time, be issuable upon the exercise hereof being hereinafter referred to as the "Warrant Shares") shall be 4,028,485.

2. Exercise Price. This Warrant is exercisable for Warrant Shares at a price per share (the "Warrant Price") equal to $1.00.

3. Expiration Date. Except as otherwise provided herein, this Warrant shall expire on the earlier to occur of (a) the date on which this Warrant is fully exercised and (b) 5:00 p.m. Eastern Time, on September 30, 2008, or, if such day is not a Business Day, then at 5:00 p.m. Eastern Time on the next succeeding Business Day (the "Expiration Date").

4. Procedure for Exercise. Subject to Section 5, the Holder may exercise this Warrant by presenting and surrendering it to the Company at the office specified in Section 12 between the hours of 9:00 a.m. and 5:00 p.m. on any Business Day during the Warrant Exercise Period, accompanied by (a) payment in cash of the aggregate Warrant Price of the Warrant Shares to be purchased and
(b) a subscription form duly executed by the Holder in substantially the form attached hereto as Annex A. The number of Warrant Shares shall be reduced immediately upon any partial exercise by the number of shares so purchased, and a new Warrant, of like tenor and effect herewith, for the remaining Warrant Shares shall be issued to the Holder.

5. Conditions to Exercise. It shall be a condition precedent to any exercise of this Warrant to purchase shares of Common Stock that the Holder shall have obtained, prior to such exercise, all regulatory approvals, if any, required to lawfully acquire such shares.

6.  Covenants. The Company covenants and agrees with the Holder as follows:

    (a) All Warrant Shares shall, upon delivery to the Holder, be duly authorized, validly issued, fully paid and nonassessable shares of Common Stock.

    (b) The Company shall pay when due and payable any and all federal and state original issue stock taxes, if any, that may be payable in respect of the issuance of Warrant Shares upon whole or partial exercise of this Warrant.

    (c) The Company shall at all times on or after the issuance of this Warrant and prior to the expiration of the Warrant Exercise Period reserve and keep available a number of authorized but unissued shares of Common Stock sufficient to permit the full exercise of this Warrant. If at any time the number of authorized but unissued shares of Common Stock is not sufficient for this purpose, the Company shall take such corporate action as may be necessary to increase the authorized but unissued shares of Common Stock to a number that is sufficient for this purpose.

    (d) The Company shall cooperate fully with the Holder in obtaining any regulatory approvals referred to in Section 5 hereof.

7. Loss, Theft, Destruction or Mutilation. Upon delivery by the Holder to the Company of evidence reasonably satisfactory to the Company of the ownership and loss, theft, destruction or mutilation of this Warrant, and
(a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company, and (b) in the case of mutilation, of this Warrant for cancellation, the Company shall execute and deliver, in lieu thereof, a new Warrant of like tenor and effect herewith; provided, however, that the Company may require as an additional condition to issuance of any such substitute Warrant payment of a sum sufficient to reimburse it for any stamp tax, other governmental charge or out-of-pocket expense connected therewith.

8.  Rights of Holder.

    (a) The Holder of this Warrant or of any portion thereof shall not, solely as such, be entitled to vote or receive dividends or be deemed the holder of Common Stock for any purpose nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon a merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Warrant Shares shall have become deliverable.

    (b) Regardless of the date of issue and delivery of certificates representing such shares, the Holder shall for all purposes be deemed to have become the holder of record of all shares purchased upon exercise of this Warrant as of the close of business on the date on which the Company has received, with respect to such purchase,
         (a) this Warrant, (b) the Warrant Price and (c) a duly executed subscription form.

9. Transfer of Warrant. The Company shall, upon surrender to it of this Warrant, accompanied by one or more duly executed certificates of transfer in substantially the form attached hereto as Annex B, execute and deliver in lieu hereof (a) to and in the name of each assignee or transferee, a new Warrant, of like tenor and effect herewith, representing the right to purchase, on the same terms and conditions as set forth herein, such number of the Warrant Shares as shall have been so assigned or transferred; and (b) to the Holder, in case the right to purchase some portion of the Warrant Shares shall have been retained by the Holder, a new Warrant, of like tenor and effect herewith, representing the right to purchase, on the same terms and conditions as set forth herein, such number of Warrant Shares.

10.  Disposition of Shares.

    (a) Each Holder understands and agrees that this Warrant and the Warrant Shares have not been registered under either the Securities Act of 1933, as amended (the "Act") or any applicable state securities laws (the "State Acts") and may not lawfully be sold or otherwise disposed of for value except upon registration of such transfer in accordance with the securities registration requirements of the Act and any applicable State Acts, or pursuant to an exemption from such registration requirements.

    (b) Any certificates evidencing shares purchased upon exercise hereof shall be imprinted with a conspicuous legend in substantially the following form:

     The securities represented by this certificate have not been registered under either the Securities Act of 1933, as amended (the "Act") or applicable state securities laws (the "State Acts") and shall not be sold or otherwise disposed of for value by the Holder except upon registration of such sale or disposition in accordance with the securities registration requirements of the Act and any applicable State Acts, or pursuant to exemption from such registration requirements.

    (c) In connection with the exercise of this Warrant and the issuance of the Warrant Shares, and upon the request of Holder, Borrower shall register under the Securities Act of 1933, as amended, within a reasonable period of time after the date of such exercise and issuance, the resale of the Warrant Shares issued pursuant to such exercise.

11. Adjustment of Purchase Price and Number of Shares. The number and kind of securities purchasable upon the exercise of the Warrants and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

    (a) Consolidation, Merger or Reclassification. If the Company at any time while the Warrants remain outstanding and unexpired shall consolidate with or merge into any other corporation, or sell all or substantially all of its assets to another corporation, or reclassify or in any manner change the securities then purchasable upon the exercise of the Warrants (any of which shall constitute a "Reorganization"), then lawful and adequate provision shall be made whereby this Warrant certificate shall thereafter evidence the right to purchase such number and kind of securities and other property as would have been issuable or distributable on account of such Reorganization upon or with respect to the securities which were purchasable or would have become purchasable under the Warrants immediately prior to such Reorganization. The Company shall not effect any such Reorganization unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such Reorganization shall assume by written instrument executed and mailed or delivered to the Holder, at the last address of the Holder appearing on the books of the Company, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase. Notwithstanding anything in this
         Section 11(a) to the contrary, the prior two sentences shall be inoperative and of no force and effect if upon the completion of any such Reorganization the stockholders of the Company immediately prior to such event do not own at least fifty percent (50%) of the equity interest of the corporation resulting from such Reorganization and those Warrants which are unexercised shall expire on the completion of such Reorganization if the notice required by Section 11(e) hereof has been given.

    (b) Subdivision or Combination of Shares. If the Company at any time while the Warrants remain outstanding and unexpired shall subdivide or combine its Common Stock, the Warrant Price shall be adjusted to a price determined by multiplying the Warrant Price in effect immediately prior to such subdivision or combination by a fraction
         (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such subdivision or combination and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such subdivision or combination.

    (c) Certain Dividends and Distribution. If the Company at any time prior to the expiration of the Warrant Exercise Period shall take a record of the holders of its Common Stock for the purposes of:

         (i) Stock Dividends. Entitling them to receive a dividend payable in, or to receive any other distribution without consideration of, Common Stock, then the Warrant Price shall be adjusted to the price determined by multiplying the Warrant Price in effect immediately prior to each dividend or distribution by a fraction
              (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (B) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution; or

        (ii) Distribution of Assets, Securities, etc. Making any distribution without consideration with respect to its Common Stock (other than a cash dividend) payable otherwise than in its Common Stock, then the Holder shall, upon the exercise hereof, be entitled to receive, in addition to the number of Shares receivable thereupon, and without payment of any additional consideration therefor, such assets or securities as would have been payable to the Holder as owner of that number of Shares on the record date for such distribution; and an appropriate provision therefor shall be made a part of any such distribution.

    (d) Adjustment of Number of Shares. Upon each adjustment in the Warrant Price pursuant to Subsections (b) or (c)(i) of this Section 11, the number of shares purchasable under the Warrants represented by this certificate shall be adjusted to that number determined by multiplying the number of Shares purchasable upon the exercise of the Warrants immediately prior to such adjustment by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately following such adjustment.

    (e)  Notice.  In case at any time:

         (i) The Company shall pay any dividend payable in stock upon its Common Stock or make any distribution, excluding a cash dividend, to the holders of its Common Stock.

        (ii) The Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

       (iii) There shall be any reclassification of the Common Stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

       (iv) There shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

    then, in any one or more of such cases, the Company shall give to the Holder at least ten (10) days prior written notice (or, in the event of notice pursuant to Section 11(e)(iii), at least thirty (30) days prior written notice) of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect to any such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up. Such notice in accordance with the foregoing clause shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holder of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Each such written notice shall be given by first-class mail, postage prepaid, addressed to the Holder at the address of the Holder as shown on the books of the Company.

    (f) No Change in Certificate. The form of this Warrant certificate need not be changed because of any adjustment in the Warrant Price or in the number of Warrant Shares purchasable on its exercise. The Warrant Price or the number of Warrant Shares shall be considered to have been so changed as of the close of business on the date of adjustment.

    (g) Purchase Price Adjustment. The exercise price of the Warrant shall be adjusted downward, from time to time, to equal the lowest price of any (i) warrant for common stock issued by the Company to any employee, investor, or other Person or entity, or (ii) stock option granted to any officer of the Company, provided, that such price adjustment shall not apply to warrants issued to Cappello Capital Corp. or CEA Montgomery as a result of the capital restructuring of the Company, which is the subject of the July 20, 1999 Proxy Statement of the Company, as such restructuring has been approved by the Holder in its capacity as a shareholder of the Company.

12. Notices. All notices and other communications pursuant hereto shall be in writing and shall be deemed given if delivered in person or sent by United States registered mail, postage prepaid:

If to the Company at:

Ramtron International Corporation
1850 Ramtron Drive
Colorado Springs, Colorado  80921

Attention:  Chief Executive Officer

If to the Holder at:

The National Electrical Benefit Fund
1125 Fifteenth Street, N.W.
Washington, D.C.  20005

with copies to:

Jeffrey J. Kanne, Esq.
Counts & Kanne, Chartered
1125 Fifteenth Street, N.W.
Washington, D.C.  20005

or at such other address as either party may designate in writing by notice to the other party as provided above.

13. Termination. This Warrant shall automatically and immediately terminate, without any further action by the Company or the Holder, upon the occurrence of any of the following:

     (i) any voluntary or involuntary proceeding shall be commenced with respect to the Holder in a court of competent jurisdiction seeking relief under any applicable bankruptcy, insolvency or similar law;

    (ii) a receiver, custodian, sequestrator or similar official for the Holder or for any substantial part of its property shall be appointed or elected;

   (iii) the Holder shall commence any winding-up or liquidation, voluntary or involuntary, of the Holder;

    (iv) the Holder shall make a general assignment for the benefit of its creditors or become unable generally, or admit in writing its inability, to pay its debts as they become due; or

     (v) the Holder shall take any corporate or similar action for the purpose of effecting any of the foregoing.

14. Miscellaneous. This Warrant contains the entire agreement between the parties with respect to the matters set forth herein and may not be modified, supplemented or amended except in a writing signed by both parties. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

WITNESS the following signature effective as of the XX day of XXXXXXX 1999.

RAMTRON INTERNATIONAL CORPORATION


By:  ------------------------------
   L. David Sikes, Chairman and CEO

                                  ANNEX A
SUBSCRIPTION FORM

To Be Executed if Holder Desires
To Exercise Warrant

The undersigned hereby exercises, according to the terms and conditions hereof, all or part (as indicated below) of this Warrant and herewith makes payment of the applicable Warrant Price in full.

Name(s) ----------------------

Address ----------------------

No. of Shares ----------------

Dated --------------

Signature(s) ------------------------------

------------------------------
   Social Security Number or
Employer Identification Number

                                  ANNEX B

                           CERTIFICATE OF TRANSFER

Ramtron International Corporation
1850 Ramtron Drive
Colorado Springs, Colorado  80921

Attention:  Chief Executive Officer

Date: --------------------

Gentlemen:

With reference to the Warrant to Purchase Shares of Common Stock dated ------ (the "Warrant"), issued by Ramtron International Corporation (the "Company") to -------------------------- (the "Holder"), representing as of the date hereof the right to purchase, on the terms and subject to the conditions herein set forth, -------------- shares of the Common Stock, par value $0.01, of the Company (the "Warrant Shares"), the undersigned Holder hereby transfers, conveys and assigns to -----------------------, subject to the terms and conditions of the Warrant, the right to purchase -------------- of such Warrant Shares. By this transfer, all rights of the undersigned Holder with respect to such number of the Warrant Shares are transferred to the transferee.

Enclosed herewith is the original Warrant so that the Company may issue in lieu thereof (a) to the transferee, a new Warrant, of like tenor and effect therewith, for the number of Warrant Shares with respect to which the undersigned Holder's rights under the Warrant are hereby transferred, conveyed and assigned, and (b) if the undersigned Holder has retained its rights under the Warrant with respect to some portion of the Warrant Shares, a new Warrant, of like tenor and effect therewith, for such number of the Warrant Shares.

----------------------------
         as Holder

By: ------------------------

Title: ---------------------

                                SCHEDULE 3.1

List of Contingent obligations, taxes, leases, commitments per Section 3.1

                       Agreement with CIBC Oppenheimer
                       ===============================

Letter Agreement between Ramtron International Corporation (the "Company") and CIBC Oppenheimer ("CIBC") dated November 9, 1998.

     2. Compensation and Expense Reimbursement. In consideration of the obligations of CIBC hereunder, the Company agrees to pay CIBC in cash, the following amounts:

         (a) A monthly fee of $75,000 in cash payable on the first day of each month, with payments commencing on November 9, 1998, and ending on the earlier of the Date of Termination of this Agreement or the payment of the fee provided for in paragraph
              (b) below (each a "Monthly Fee").

         (b) If the Company consummates a Restructuring Transaction, CIBC shall be entitled to a fee equal to $700,000 (the "Transaction Fee") payable in cash upon the closing of such Transaction.
              The Monthly Fees for the first one, two, or three months shall be credited against the Transaction Fee, depending on the month in which the Transaction is consummated.

                           Settlement Agreement
                           ====================

Settlement Agreement dated as of April 7, 1999 between Talisman Capital Opportunity Fund Ltd. ("Talisman") and Ramtron International Corporation ("Ramtron").

    (1) Upon execution of this Settlement Agreement, Ramtron shall pay Talisman by wire transfer the following sums:

        (a) $475,000, in return for which Talisman shall immediately and irrevocably surrender for cancellation to Ramtron its remaining 1000 shares (including rights to accrued dividends) of Ramtron Series A Preferred Stock, which were issued to Elara Ltd. pursuant to the February 25, 1998 Preferred Stock Investment Agreement; and

        (b) $75,000.00, representing reimbursement of Talisman's legal fees and related costs and expenses.

The foregoing amounts will be in full satisfaction of all of Talisman's actual or potential claims against Ramtron.

Operating Leases
----------------

1.  Comdisco - Teradyne Tester
    Monthly payment  $2,628
    Total remaining obligation  $51,816
       Payments Remaining:
          August - December 1999            $13,140
             Year 2000                       31,536
             Year 2001                       13,140

2.  Comdisco - Jeol SEM
    Monthly payment  $4,336
    Total remaining obligation  $95,392
       Payments Remaining:
          August - December 1999            $21,680
             Year 2000                       52,032
             Year 2001                       21,680

3.  Comdisco - Advantest Tester
    Monthly payment  $26,906
    Total remaining obligation  $95,392
       Payments Remaining:
          August - December 1999           $134,530
             Year 2000                      322,872
             Year 2001                      322,872
             Year 2002                      242,154

4.  Pitney Bowes
    Monthly payment  $1,187
    Total remaining obligation  $2,375
       Payments Remaining:
          August - December 1999             $2,375

5.  LAC
    Monthly payment  $2,938
    Total remaining obligation  $105,768
       Payments Remaining:
          August - December 1999            $14,690
             Year 2000                       35,256
             Year 2001                       35,256
             Year 2002                       20,566

6.  Lewan
    Monthly payment  $1,129
    Total remaining obligation  $30,483
       Payments Remaining:
          August - December 1999           $  5,645
             Year 2000                       13,548
             Year 2001                       11,290

7.  Leasetec
    Monthly payment  $996
    Total remaining obligation  $4,982
       Payments Remaining:
          August - December 1999           $  4,982

8.  Leasetec
    Monthly payment  $1,128
    Total remaining obligation  $9,022
       Payments Remaining:
          August - December 1999             $5,639
             Year 2000                        3,383

9.  AT&T Leasing
    Monthly payment  $821
    Total remaining obligation  $17,245
       Payments Remaining:
          August - December 1999             $4,106
             Year 2000                        9,854
             Year 2001                        3,285

10.  AT&T Leasing
     Monthly payment  $1,811
     Total remaining obligation  $16,299
        Payments Remaining:
           August - December 1999            $9,055
           Year 2000                          7,244

                               SCHEDULED 3.10

                        List of Intellectual Property

                               Issued Patents
                          RIC Company Confidential

                          Total Issued Patents 162

Tech                                                      Patent
RAM No.   Type    Title                                     No.     Issued    Expires        Inventor
-------   ----    ----------------------                 ---------  -------   -------   --------------------
                                                                                            United States    89
                                                                                            ===================
RAM407    FRAM    PARTIALLY OR COMPLETELY               5,920,453   7/6/99    8/20/16   EVANS, THOMAS A., ET AL
                  ENCAPSULATED TOP ELECTRODE
                  OF A FERROELECTRIC CAPACITOR

RAM402    FRAM    SERIAL FRAM ARCHITECTURE              5,912,846   6/15/99   2/28/17   TAYLOR, CRAIG
                  TO EQUALIZE COLUMN ACCESS

RAM368    FRAM    INTEGRATION OF HIGH VALUE CAPACITOR   5,909,624   6/1/99    2/10/14   YEAGER, MICHAEL W., ET AL.
DIV      RF/ID

RAM415    FRAM    DUAL-LEVEL METALIZATION METHOD FOR    5,902,131   5/11/99   5/11/17   ARGOS, GEORGE, ET AL.
                  INTEGRATED CIRCUIT FERROELECTRIC
                  DEVICES

RAM418   EDRAM    FIRST-IN, FIRST-OUT INTEGRATED        5,901,100   5/4/99    4/1/17    TAYLOR, CRAIG
          DRAM    CIRCUIT MEMORY DEVICE UTILIZING A
                  DYNAMIC RANDOM ACCESS MEMORY ARRAY FOR
                  DATA STORAGE IMPLEMENTED IN CONJUNCTION
                  WITH AN ASSOCIATED STATIC RANDOM
                  ACCESS MEMORY CACHE

RAM427   FRAM     SENSE AMPLIFIER UTILIZING A BALANCING 5,901,088   5/4/99    2/11/18   KRAUS, WILLIAM F.
                  RESISTOR

RAM437   FRAM     COLUMN DECODER CONFIGURATION FOR      5,892,728   4/6/99    11/14/17  ALLEN, J., ET AL.
                  A 1T/1C FERROELECTRIC MEMORY

RAM406   FRAM     DATA PROCESSOR INCORPORATING A        5,890,199   3/30/99   10/21/10  DOWNS, JEFFERY E.
                  FERROELECTRIC MEMORY ARRAY SELECTABLY
                  CONFIGURABLE AS READ/WRITE AND READ
                  ONLY MEMORY

RAM386   FRAM     LOW LOSS, REGULATED CHARGE PUMP WITH  5,889,428   3/30/99   6/6/15    YOUNG, DENNIS
                  INTEGRATED FERROELECTRIC CAPACITORS

                                  Page 186

RAM343   EDRAM    ENHANCED DRAM WITH EMBEDDED REGISTERS 5,887,272   3/23/99   1/22/12   SARTORE, RONALD H., ET AL.
DIV

RAM414   FRAM     SENSING METHODOLOGY FOR A 1T/1C       5,880,989   3/9/99    11/14/17  WILSON, D., ET AL.
                  FERROELECTRIC MEMORY

RAM389   EDRAM    COMPUTER HYBRID MEMORY INCLUDING DRAM 5,875,451   2/23/99   3/14/16   JOSEPH, JAMES DEAN
                  AND EDRAM MEMORY COMPONENTS, WITH
                  SECONDARY CACHE IN EDRAM FOR DRAM

RAM405   FRAM     BANDGAP REFERENCED BASED POWER-ON     5,867,047   2/2/99    8/23/16   KRAUSE, WILLIAM F.
CON               DETECT CIRCUIT

RAM357   FRAM     FERROELECTRIC MEMORY DEVICE WITH      5,866,926   2/2/99    2/2/16    TANENAKA, K.
FWC               CAPACITOR ELECTRODE IN DIRECT CONTACT
                  WITH SOURCE REGION

RAM407   FRAM     PARTIALLY OR COMPLETELY ENCAPSULATED  5,864,932   2/2/99    8/20/16   EVANS, THOMAS A., ET AL.
CIP               TOP ELECTRODE OF A FERROELECTRIC
                  CAPACITOR

RAM424   FRAM     VOLTAGE BOOST CIRCUIT AND OPERATION   5,854,568   12/29/98  8/20/17   MOSCALUK, GARY P.
                  THEREOF AT LOW POWER SUPPLY VOLTAGES

RAM405   FRAM     BANDGAP REFERENCE BASED POWER-ON      5,852,376   12/22/98  8/23/16   KRAUS, WILLIAM F.
                  DETECT CIRCUIT INCLUDING A SUPPRESSION
                  CIRCUIT
RAM398   FRAM     IRIDIUM OXIDE LOCAL INTERCONNECT      5,838,605   11/17/98  3/20/16   BAILEY, RICHARD A.

RAM393   EDRAM    EDRAM WITH INTEGRATED GENERATION AND  5,835,442   11/10/98  3/22/16   JOSEPH, JAMES DEAN, ET AL.
                  CONTROL OF WRITE ENABLE AND COLUMN
                  LATCH SIGNALS AND METHOD OF MAKING SAME

RAM371   FRAM     A VOLTAGE REFERENCE FOR A FERRO-      5,822,237   10/13/98  9/16/14   WILSON, DENNIS R. ET AL.
DIV               ELECTRIC 1T/1C BASED MEMORY

RAM409   DRAM     SEMICONDUCTOR MEMORY DEVICE           5,818,771   10/6/98   9/30/16   YASU, YOSHIKO, ET AL.

RAM384   FRAM     CIRCUIT AND METHOD FOR REDUCING       5,815,430   9/29/98   4/10/15   VERHAEGHE, DONALD J., ET AL.
DIV               COMPENSATION OF A FERROELECTRIC
                  CAPACITOR BY MULTIPLE PULSING OF
                  THE PLATE LINE FOLLOWING A WRITE
                  OPERATION

RAM412   FRAM     LOW-POWER, NON-RESETABLE TEST MODE    5,804,996   9/8/98    2/13/17   VERHAEGHE, DONALD J., ET AL.
                  CIRCUIT

RAM410   FRAM     SYSTEM AND METHOD PROVIDING SELECTIVE 5,802,583   9/1/98    10/30/16  YEAGER, ET AL.
         DRAM     WRITE PROTECTION FOR INDIVIDUAL
                  BLOCKS OF MEMORY IN A NON-VOLATILE
                  MEMORY DEVICE

                                  Page 187

RAM390   EDRAM    MULTIBUS CACHED MEMORY SYSTEM         5,802,560   9/1/98    8/30/15   JOSEPH, JAMES D., ET AL.

RAM396   FRAM     USE OF CALCIUM AND STRONTIUM DOPANTS  5,800,683   9/1/98    3/15/16   KAMMERDINER, LEE, ET AL.
DIV               TO IMPROVE RETENTION PERFORMANCE IN
                  A PZT FERROELECTRIC FILM

RAM385   FRAM     FABRICATION OF METAL-FERROELECTRIC-   5,789,323   8/4/98    4/25/15   TAYLOR, THOMAS C.
                  METAL CAPACITORS WITH A TWO-STEP
                  PATTERNING SEQUENCE

RAM388   FRAM     BOOTSTRAPPING CIRCUIT UTILIZING A     5,774,392   6/30/98   3/28/16   KRAUS, WILLIAM F, ET AL.
                  FERROELECTRIC CAPACITOR

RAM403   FRAM     SYSTEM AND METHOD FOR MITIGATING      5,745,403   4/28/98   2/28/17   TAYLOR, CRAIG
                  IMPRINT EFFECT IN FERROELECTRIC
                  RANDOM ACCESS MEMORIES UTILIZING
                  A COMPLEMENTARY DATA PATH

RAM343   EDRAM    ENHANCED DRAM WITH EMBEDDED REGISTERS 5,721,862   2/24/98   2/24/15   SARTORE, RONALD H., ET AL.
CON

RAM343   EDRAM    ENHANCED DRAM WITH EMBEDDED REGISTERS 5,699,317   12/16/97  1/22/12   SARTORE, RONALD H., ET AL.
CIP

RAM404   FRAM     SAME STATE AND OPPOSITE STATE         5,661,730   8/26/97   9/27/16   MITRA, SANJAY, ET AL.
                  DIAGNOSTIC TEST FOR FERROELECTRIC
                  MEMORIES

RAM321   DRAM     PROCESS FOR FABRICATING TRANSISTORS   5,610,099   3/11/97   6/28/14   LARSON, WILLIAM L.
                  USING COMPOSITE NITRIDE STRUCTURE

RAM368   FRAM     INTEGRATION OF HIGH VALUE CAPACITOR   5,608,246   3/4/97    3/4/14    YEAGER, MICHAEL W., ET AL.
FWC               WITH RF/ID FERROELECTRIC MEMORY

RAM387   FRAM     FERROELECTRIC NONVOLATILE RANDOM      5,598,366   1/28/97   8/16/15   KRAUS, WILLIAM F., ET AL.
                  ACCESS MEMORY UTILIZING SELF-
                  BOOTSTRAPPING PLATE LINE SEGMENT
                  DRIVERS

RAM384   FRAM     CIRCUIT AND METHOD FOR REDUCING       5,592,410   1/7/97    4/10/15   VERHAEGHE, DONALD J.; ET AL.
                  COMPENSATION OF A FERROELECTRIC
                  CAPACITOR BY MULTIPLE PULSING OF
                  THE PLATE LINE FOLLOWING A WRITE
                  OPERATION

RAM332   FRAM     STACKED FERROELECTRIC MEMORY CELL     5,580,814   12/3/96   5/29/11   LARSON, WILLIAM L.
DIV               AND METHOD

                                  Page 188

RAM379   FRAM     PASSIVATION METHOD AND STRUCTURE      5,578,867   11/26/96  3/11/14   ARGOS, GEORGE, ET AL.
DIV               USING HARD CERAMIC MATERIALS OR
                  THE LIKE

RAM371   FRAM     VOLTAGE REFERENCE FOR A FERROELECTRIC 5,572,459   11/5/96   9/16/14   WILSON, DENNIS R., ET AL.
                  1T/1C BASED MEMORY

RAM381   EDRAM    CIRCUIT WITH A SINGLE ADDRESS         5,566,318   10/15/96  8/2/14    JOSEPH, JAMES D.
                  REGISTER THAT AUGMENTS A MEMORY
                  CONTROLLER BY ENABLING CACHE READS
                  AND PAGE-MODE WRITES

RAM382   FRAM     FERROELECTRIC MEMORY SENSING METHOD   5,532,953   7/2/96    3/29/15   RUESCH, RODNEY A., ET AL.
                  USING DISTINCT READ AND WRITE
                  VOLTAGES

RAM370   FRAM     FERROELECTRIC MEMORY SENSING SCHEME   5,530,668   6/25/96   4/12/15   CHERN, WEN-FOO, ET AL.
                  USING BIT LINES PRECHARGED TO A
                  LOGIC ONE VOLTAGE

RAM374   FRAM     FERROELECTRIC CAPACITOR RENEWAL       5,525,528   6/11/96   6/6/14   PERINO, STANLEY, ET AL.
                  METHOD

RAM352   FRAM     SEMICONDUCTOR DEVICE HAVING A         5,523,595   6/4/96    6/4/13   TAKENAKA, KAZUHIRO, ET AL.
FWC               TRANSISTOR A FERROELECTRIC CAPACITOR
                  AND A HYDROGEN BARRIER FILM

RAM377   FRAM     FILM HAVING FERROELECTRIC BISMUTH     5,519,566   5/21/96   6/15/14   PERINO, STANLEY C., ET AL.
CON              OXIDES

RAM378   FRAM     LAYERED LOCAL INTERCONNECT COMPATIBLE 5,498,569   3/12/96   8/22/14   EASTEP, BRIAN
                  WITH INTEGRATED CIRCUIT FERROELECTRIC
                  CAPACITORS

RAM332   FRAM     STACKED FERROELECTRIC MEMORY CELL     5,495,117   2/27/96   2/27/13   LARSON, WILLIAM L.
FWC2              AND METHOD

RAM376   FRAM     NOISE AND GLITCH SUPPRESSING FILTER   5,479,132   12/26/95  6/6/14    VERHAEGHE, DONALD, ET AL.
                  WITH FEEDBACK

RAM358   FRAM     SEMICONDUCTOR DEVICE WITH A           5,475,248   12/12/95  12/12/12  TANENAKA, K.
FWC2              CONDUCTIVE REACTION-PREVENTING FILM

RAM379   FRAM     PASSIVATION METHOD AND STRUCTURE FOR  5,438,023   8/1/95    3/11/14   ARGOS, GEORGE, ET AL.
                  A FERROELECTRIC INTEGRATED CIRCUIT
                  USING HARD CERAMIC MATERIALS OR THE LIKE

RAM375   RFID     SYSTEM AND METHOD FOR INITIATING      5,434,572   7/18/95   6/7/14    SMITH, GREGORY M.
                  COMMUNICATIONS BETWEEN A CONTROLLER
                  AND A SEECTED SUBSET OF MULTIPLE
                  TRANSPONDERS IN A COMMON RF FIELD

                                  Page 189

RAM377   FRAM     A METHOD OF MANUFACTURING             5,426,075   6/20/95   6/15/14   PERINO, STANLEY C., ET AL.
                  FERROELECTRIC BISMUTH LAYERED OXIDES

RAM380   FRAM     SYSTEM AND METHOD FOR WRITE-          5,394,367   2/28/95   3/18/14   JEFFERY E. DOWNS, ET AL.
                  PROTECTING PREDETERMINED PORTIONS
                  OF A MEMORY ARRAY

RAM322   DRAM     SEALED SELF ALIGNED CONTACT PROCESS   5,385,634   1/31/95   1/31/12   BUTLER, DOUGLAS B.
DIV2

RAM365   FRAM     FERROELECTRIC-BASED RAM SENSING       5,381,364   1/10/95   6/24/13   CHERN, WEN-FOO, ET AL.
                  SCHEME INCLUDING BIT-LINE
                  CAPACITANCE ISOLATION

RAM329   FRAM     OZONE GAS PROCESSING FOR              5,374,578   12/20/94  2/25/12   PATEL, DIVYESH N., ET AL.
FWC               FERROELECTRIC MEMORY CIRCUITS

RAM360   FRAM     NON-VOLATILE FERROELECTRIC MEMORY     5,371,699   12/6/94   11/17/12  LARSON, WILLIAM L.
                  WITH FOLDED BIT LINES AND METHOD
                  OF MAKING THE SAME

RAM348   FRAM     SEMICONDUCTOR DEVICE HAVING A         5,369,296   11/29/94  5/12/12   KATO, K.
FWC               FERROELECTRIC FILM IN A THROUGH-HOLE

RAM335   FRAM     STRUCTURE OF HIGH DIELECTRIC CONSTANT 5,338,951   8/16/94   11/6/11   ARGOS, GEORGE, ET AL.
                  METAL

RAM338   FRAM     SEMICONDUCTOR DEVICE WITH             5,293,510   3/8/94    12/20/11  TAKENAKA, KAZUHIRO
                  FERROELECTRIC AND METHOD OF
                  MANUFACTURING SAME

RAM326   DRAM     OUTPUT CONTROL CIRCUIT HAVING         5,255,222   10/19/93  1/23/11   EATON, S. SHEFFIELD
                  CONTINUOUSLY VARIABLE DRIVE CURRENT

RAM340   FRAM     METHOD OF MANUFACTURING SEMICONDUCTOR 5,229,309   7/20/93   2/24/12   KATO, KOJI
                  DEVICE USING A FERROELECTRIC FILM
                  OVER A SOURCE REGION

RAM341   FRAM     STRUCTURE AND METHOD FOR INCREASING   5,216,572   6/1/93    3/19/12   LARSON, WILLIAM L., ET AL.
                  THE DIELECTRIC CONSTANT OF INTEGRATED
                  FERROELECTRIC CAPACITORS

RAM322   DRAM     SELF-SEALED ALIGNED CONTACT           5,216,281   6/1/93    6/1/10    BUTLER, DOUGLAS B.
CIP

RAM240   FRAM     MONOLITHIC SEMICONDUCTOR INTEGRATED   5,214,300   5/25/93   5/25/10   ROHRER, GEORGE A., ET AL.
DIV2              CIRCUIT FERROELECTRIC MEMORY DEVICE

                                  Page 190

RAM336   FRAM     SERIES FERROELECTRIC CAPACITOR        5,206,788   4/27/93   12/12/11  LARSON, WILLIAM, ET AL.
                  STRUCTURE FOR MONOLITHIC INTEGRATED
                  CIRCUITS AND METHOD

RAM337   FRAM     USE OF PALLADIUM AS AN ADHESION       5,191,510   3/2/93    4/29/12   HUFFMAN, MARIA
                  LAYER AND AS AN ELECTRODE IN
                  FERROELECTRIC MEMORY DEVICES

RAM319   DRAM     REACTION BARRIER FOR A MULTI-LAYER    5,170,242   12/8/92   12/8/09   STEVENS, E. HENRY
CON               STRUCTURE IN AN INTEGRATED CIRCUIT

RAM317   DRAM     STACKED CAPACITOR WITH SIDEWALL       5,162,890   11/10/92  7/30/10   BUTLER, DOUGLAS B.
DIV               INSULATION

RAM330   FRAM     CONDUCTING ELECTRODE LAYERS FOR       5,142,437   8/25/92   6/13/11   KAMMERDINER, L. ET AL.
                  FERROELECTRIC CAPACITORS IN
                  INTEGRATED CIRCUITS AND METHOD

RAM324   DRAM     CURRENT SUPPLY CIRCUIT FOR DRIVING    5,134,310   7/28/92   1/23/11   MOBLEY, KENNETH J., ET AL.
                  HIGH CAPACITANCE LOAD IN AN
                  INTEGRATED CIRCUIT

RAM325   DRAM     REFERENCE GENERATOR FOR AN            5,117,177   5/26/92   1/23/11   EATON, S. SHEFFIELD
                  INTEGRATED CIRCUIT

RAM310   FRAM     MEMORY CELL AND METHOD OF OPERATION   5,109,357   4/28/92   3/9/10    EATON, S. SHEFFIELD, ET AL.
CON               THEREOF FOR TRANSFERRING INCREASED
                  AMOUNT OF CHARGE TO A BIT LINE

RAM317   DRAM     METHOD FOR CREATING SELF-ALIGNED,     5,104,822   4/14/92   7/30/10   BUTLER, DOUGLAS B.
                  NON-PATTERNED CONTACT AREAS AND
                  STACKED CAPACITORS USING THE METHOD

RAM320   DRAM     TRENCH CAPACITOR FOR LARGE SCALE      5,075,817   12/24/91  6/22/10   BUTLER, DOUGLAS B.
                  INTEGRATED MEMORY

RAM322   DRAM     SEALED SELF ALIGNED CONTACT PROCESS   5,043,790   8/27/91   4/5/10   BUTLER, DOUGLAS B.

RAM240   FRAM     MONOLITHIC SEMICONDUCTOR INTEGRATED   5,024,964   6/18/91   6/18/08   ROHRER, GEORGE A., ET AL.
                  CIRCUIT FERROELECTRIC MEMORY DEVICE

RAM314   FRAM     MULTILAYER ELECTRODES FOR INTEGRATED  5,005,102   4/2/91    6/20/09   LARSON, WILLIAM L.
                  CIRCUIT CAPACITORS

RAM305   DRAM     PROGRAMMABLE CAPACITANCE DIVIDER      4,918,654   4/17/90   7/2/07    EATON, S. SHEFFIELD, ET AL.
DIV1

RAM305   DRAM     PROGRAMMABLE CAPACITANCE DIVIDER      4,914,627   4/3/90    7/2/07    EATON, S. SHEFFIELD, ET AL.
DIV3

                                  Page 191

RAM305   DRAM     PROGRAMMABLE CAPACITANCE DIVIDER      4,910,708   3/20/90   7/2/07    EATON, S. SHEFFIELD, ET AL.
DIV2

RAM309   FRAM     FERROELECTRIC RETENTION METHOD        4,893,272   1/9/90    4/22/08   EATON, S. SHEFFIELD, ET AL.

RAM311/  FRAM     NON-VOLATILE MEMORY CELL AND SENSING  4,888,733   12/19/89   9/12/08   MOBLEY, KENNETH
312               METHOD

RAM302   FRAM     SELF-RESTORING FERROELECTRIC MEMORY   4,873,664   10/10/89  2/12/07   EATON, S. SHEFFIELD

RAM305   DRAM     DATA STORAGE DEVICE AND METHOD OF     4,853,893   8/1/89    7/2/07    EATON, S. SHEFFIELD, ET AL.
                  USING A FERROELECTRIC CAPACITANCE
                  DIVIDER

RAM303   FRAM     MEMORY CELL WITH VOLATILE AND         4,809,225   2/28/89   7/2/07    DIMMLER, K.,  ET AL.
                  NON-VOLATILE PORTIONS HAVING
                  FERROELECTRIC CAPACITORS

RAM304   FRAM     TIMEPIECE COMMUNICATION SYSTEM        4,800,543   1/24/89   12/3/07   LYNDON-JAMES, ROSS, ET AL.
                  RF/ID

RAM220   FRAM     COMBINED INTEGRATED CIRCUIT/          4,713,157   12/15/87  5/14/05   MCMILLAN, LARRY, ET AL.
                  FERROELECTRIC MEMORY DEVICE, AND
                  ION BEAM METHODS OF CONSTRUCTING SAME

RAM145   FRAM     MONOLITHIC SEMICONDUCTOR INTEGRATED   4,707,897   11/24/87  11/24/04  ROHRER, GEORGE A., ET AL.
                  CIRCUIT FERROELECTRIC MEMORY DEVICE

                                                                                            United Kingdom   18
                                                                                            ===================
RAM379   FRAM     PASSIVATION METHOD AND STRUCTURE FOR  0671765     9/30/98   12/9/14   ARGOS, GEORGE ET AL.
GB                A FERROELECTRIC INTEGRATED CIRCUIT
                  USING HARD CERAMIC MATERIALS OR THE LIKE

RAM360   FRAM     NON-VOLATILE FERROELECTRIC MEMORY     0598596     9/10/97   11/16/13  LARSON, WILLIAM L.
UK                WITH FOLDED BIT LINES AND METHOD
                  OF MAKING SAME

RAM335   FRAM     STRUCTURE OF HIGH DIELECTRIC          0540994     3/15/95   10/28/12  ARGOS, GEORGE, ET AL.
GB                CONSTANT METAL/DIELECTRIC/SEMI-
                  CONDUCTOR CAPACITOR FOR USE AS THE
                  STORAGE CAPACITOR IN MEMORY DEVICES

RAM303   FRAM     MEMORY CELL WITH VOLATILE AND         0530928    6/22/88    6/22/08   DIMMLER, K., ET AL.
DIV               NON-VOLATILE PORTIONS HAVING
GB                FERROELECTRIC CAPACITORS

RAM330   FRAM     CONDUCTING ELECTRODE LAYERS FOR       0518117     7/12/95   5/26/12   KAMMERDINER, LEE, ET AL.
GB                FERROELECTRIC CAPACITORS IN INTEGRATED
                  CIRCUITS AND METHOD

                                  Page 192

RAM352   FRAM     SEMICONDUCTOR DEVICE HAVING A         0514547     8/20/91   8/20/11   TAKENAKA, KAZUHIRO, ET AL.
UK                TRANSISTOR, A FERROELECTRIC CAPACITOR
                  AND A HYDROGEN BARRIER FILM

RAM357   FRAM     SEMICONDUCTOR DEVICE                  0503077     9/26/91   9/26/11   TAKENAKA, KAZUHIRO
GB

RAM348   FRAM     SEMICONDUCTOR DEVICE HAVING A         0497982     7/19/95   7/24/11   KATO, KOJI
GB                FERROELECTRIC FILM IN A THROUGH-HOLE

RAM326   DRAM     OUTPUT CONTROL CIRCUIT HAVING A       0496320     1/20/92   1/20/12   EATON, S. SHEFFIELD
UK                CONTINUOUSLY VARIABLE DRIVE CURRENT

RAM340   FRAM     METHOD OF MANUFACTURING SEMICONDUCTOR 0487739     12/11/96  5/31/11   KATO, KOJI
UK                DEVICE USING A FERROELECTRIC FILM
                  OVER A SOURCE REGION

RAM338   FRAM     SEMICONDUCTOR DEVICE AND METHOD       0478799     4/23/91   4/23/11   TAKENAKA, KAZUHIRO
GB

RAM314   FRAM     MULTILAYER ELECTRODES FOR INTEGRATED  0404295     3/21/90   3/21/10   LARSON, WILLIAM L., ET AL.
UK                CIRCUIT CAPACITORS

RAM316   FRAM     INTEGRATED FERROELECTRIC CAPACITOR    0396221     9/27/95   2/6/10    GNADINGER, A. P., ET AL.
GB

RAM311/  FRAM     NON-VOLATILE MEMORY CELL AND SENSING  0359404     11/17/94  8/15/09   MOBLEY, KENNETH J.
312 GB            METHOD

RAM309   FRAM     FERROELECTRIC RETENTION METHOD       0338158      1/12/94   9/21/08   EATON, S. SHEFFIELD, ET AL.
GB

RAM305   DRAM     DRAM WITH PROGRAMMABLE CAPACITANCE    0299633     12/8/93   6/22/08   EATON, S. SHEFFIELD, ET AL.
GB                DIVIDER

RAM303   FRAM     MEMORY CELL WITH VOLATILE AND         0297777     12/29/93  6/22/08   DIMMLER, K., ET AL.
GB                NON-VOLATILE PORTIONS HAVING
                  FERROELECTRIC CAPACITORS

RAM302   FRAM     SELF RESTORING FERROELECTRIC MEMORY   0278167     3/15/95   12/11/07  EATON, S. SHEFFIELD
GB

                                                                                                Netherlands   4
                                                                                                ===============
RAM357   FRAM     SEMICONDUCTOR DEVICE                  0503077     9/26/91   9/26/11   TAKENAKA, KAZUHIRO
NL

RAM338   FRAM     SEMICONDUCTOR DEVICE AND METHOD       0478799     4/23/91   4/23/11   TAKENAKA, KAZUHIRO
NL

                                  Page 193

RAM314   FRAM     MULTILAYER ELECTRODES FOR INTEGRATED  0404295     3/21/90   3/21/10   LARSON, WILLIAM L., ET AL.
NL                CIRCUIT CAPACITORS

RAM302   FRAM     SELF RESTORING FERROELECTRIC MEMORY   0278167     3/15/95   12/11/07  EATON, S. SHEFFIELD
NL

                                                                                                     Japan   14
                                                                                                     ==========
RAM343   EDRAM    ENHANCED DRAM WITH EMBEDDED REGISTERS 2851503     11/13/98  1/21/13   SARTORE, RONALD H., ET AL.
JPN

RAM317   DRAM     SELF ALIGN CONTACT PROCESS            2673615     7/18/97   7/30/11   BUTLER, DOUGLAS B.
JPN

RAM320   DRAM     IMPROVED TRENCH CAPACITOR FOR LARGE   2089169     12/6/95   12/6/15   BUTLER, DOUGLAS B.
JPN               SCALE INTEGRATED MEMORY

RAM319   DRAM     REACTION BARRIER FOR A MULTILAYER     2075540     10/11/95  10/11/15  STEVENS, E. HENRY
JPN               STRUCTURE

RAM379   FRAM     PASSIVATION METHOD AND STRUCTURE      2,921,556   4/30/99   3/13/15   ARGOS, GEORGE, ET AL.
JPN               FOR A FERROELECTRIC INTEGRATED
                  CIRCUIT USING HARD CERAMIC MATERIALS
                  OR THE LIKE

RAM316   FRAM     INTEGRATED FERROELECTRIC CAPACITOR    2,918,284   4/23/99   2/26/10   GNADINGER, A. P., ET AL.
JPN

RAM309   FRAM     FERROELECTRIC RETENTION METHOD        2,771,551   4/17/98   10/5/08   EATON, S. SHEFFIELD, ET AL.
JPN

RAM305   DRAM     PROGRAMMABLE CAPACITANCE DIVIDER      2,736,072   1/9/98              EATON, S. SHEFFIELD, ET AL.
JPN

RAM303   FRAM     MEMORY CELL WITH VOLATILE AND         2,693,967   9/5/97    7/1/08    DIMMLER, K., ET AL.
JPN               NON-VOLATILE PORTIONS HAVING
                  FERROELECTRIC CAPACITORS

RAM302   FRAM     SELF RESTORING FERROELECTRIC MEMORY   2,674,775   6/18/97   2/12/08   EATON, S. SHEFFIELD
JPN

RAM342   FRAM     STRUCTURE AND FABRICATION OF HIGH     2,065,956   6/24/96   11/3/12   ARGOS, GEORGE JR., ET AL.
JPN               TRANSCONDUCTANCE MOS FIELD EFFECT
                  TRANSISTOR USING A BUFFER
                  LAYER/FERROELECTRIC/BUFFER LAYER STACK
                  AS THE GATE DIELECTRIC

RAM322   DRAM     SEALED SELF ALIGNED CONTRACT          2,005,865   3/29/95   3/29/15   BUTLER, DOUGLAS B.
JPN               INCORPORATING A DOPANT SOURCE

                                  Page 194

RAM311/  FRAM     NON-VOLATILE MEMORY CELL AND SENSING  2,004,044   12/20/95  9/11/09   MOBLEY, KENNETH J.
312 JPN           METHOD

RAM100A2 DRAM     PROCESS FOR MANUFACTURING A           1,380,979   5/28/87   2/15/97   ROHRER, GEORGE A.
JPN               FERROELECTRIC DEVICE AND DEVICES
                  MANUFACTURED THEREBY

                                                                                                      Italy   4
                                                                                                      =========
RAM357   FRAM     SEMICONDUCTOR DEVICE                  0503077     9/26/91   9/26/11   TAKENAKA, KAZUHIRO
IT

RAM338   FRAM     SEMICONDUCTOR DEVICE AND METHOD       0478799     4/23/91   4/23/11   TAKENAKA, KAZUHIRO
IT

RAM314   FRAM     MULTILAYER ELECTRODES FOR INTEGRATED  0404295     3/21/90   3/21/10   LARSON, WILLIAM L., ET AL.
IT                CIRCUIT CAPACITORS

RAM302   FRAM     SELF RESTORING FERROELECTRIC MEMORY   0278167     3/15/95   12/11/07  EATON, S. SHEFFIELD
IT

                                                                                                   Germany   18
                                                                                                   ============
RAM303   FRAM     MEMORY CELL WITH VOLATILE AND      P3855877.7-08  6/22/88   6/22/08   DIMMLER, K., ET. AL.
DIV               NON-VOLATILE PORTIONS HAVING
DE                FERROELECTRIC CAPACITORS

RAM360   FRAM     NON-VOLATILE FERROELECTRIC         69313785.1-08  9/10/97   11/16/13  LARSON, WILLIAM L.
DE                MEMORY WITH FOLDED BIT LINES
                  AND METHOD OF MAKING SAME

RAM326   DRAM     OUTPUT CONTROL CIRCUIT HAVING A    69218270.5     1/20/92   1/20/12   EATON, S. SHEFFIELD
DE                CONTINUOUSLY VARIABLE DRIVE CURRENT

RAM330   FRAM     CONDUCTING ELECTRODE LAYERS FOR    69203395.5-8   7/12/95   5/26/12   KAMMERDINER, LEE, ET AL.
DE                FERROELECTRIC CAPACITORS IN
                  INTEGRATED CIRCUITS AND METHOD

RAM335   FRAM     STRUCTURE OF HIGH DIELECTRIC       69201713.5-8   3/15/95   10/28/12   ARGOS, GEORGE, ET AL.
DE                CONSTANT METAL / DIELECTRIC /
                  SEMICONDUCTOR CAPACITOR FOR USE
                  AS THE STORAGE CAPACITOR IN MEMORY
                  DEVICES

RAM352   FRAM     SEMICONDUCTOR DEVICE HAVING A      69124994.6-08  8/20/91   8/20/11   TAKENAKA, KAZUHIRO, ET AL.
DE                TRANSISTOR, A FERROELECTRIC
                  CAPACITOR AND A HYDROGEN BARRIER FILM

RAM357   FRAM     SEMICONDUCTOR DEVICE               69124086.8-08  9/26/91   9/26/11   TAKENAKA, KAZUHIRO
DE

                                  Page 195

RAM340   FRAM     METHOD OF MANUFACTURING            69123557.0     12/11/96  5/31/11   KATO, KOJI
DE                SEMICONDUCTOR DEVICE USING A
                  FERROELECTRIC FILM OVER A
                  SOURCE REGION

RAM348   FRAM     SEMICONDUCTOR DEVICE HAVING A      69111413.7-8   7/19/95   7/24/11   KATO, KOJI
DE                FERROELECTRIC FILM IN A
                  THROUGH-HOLE

RAM314   FRAM     MULTILAYER ELECTRODES FOR          69030843.4-08  3/21/90   3/21/10   LARSON, WILLIAM L., ET AL.
DE                INTEGRATED CIRCUIT CAPACITORS

RAM316   FRAM     INTEGRATED FERROELECTRIC CAPACITOR 69022621.2-8   9/27/95   2/6/10    GNADINGER, A. P., ET AL.
DE

RAM311/  FRAM     NON-VOLATILE MEMORY CELL AND       68919393.9-8   11/17/94  8/15/09   MOBLEY, KENNETH J.
312 DE            SENSING METHOD

RAM309   FRAM     FERROELECTRIC RETENTION METHOD     3887130.0-08   1/21/994  9/21/08   EATON, S. SHEFFIELD, ET AL.
DE

RAM303   FRAM     MEMORY CELL WITH VOLATILE AND      3886600.5-08   12/29/93  6/22/08   DIMMLER, K., ET AL.
DE                NON-VOLATILE PORTIONS HAVING
                  FERROELECTRIC CAPACITORS

RAM305   DRAM     PROGRAMMABLE CAPACITANCE DIVIDER   3886112.7-08   12/8/93   6/22/08   EATON, S. SHEFFIELD, ET AL.
DE

RAM302   FRAM     SELF RESTORING FERROELECTRIC       3751171.8-08   3/15/95   12/11/07  EATON, S. SHEFFIELD
DE                MEMORY

RAM379   FRAM     PASSIVATION METHOD AND STRUCTURE   0671765        9/30/98   12/9/14   ARGOS, GEORGE ET AL.
DE                FOR A FERROELECTRIC INTEGRATED
                  CIRCUIT USING HARD CERAMIC
                  MATERIALS OR THE LIKE

RAM338   FRAM     SEMICONDUCTOR DEVICE AND METHOD    0478799        4/23/91   4/23/11   TAKENAKA, KAZUHIRO
DE

                                                                                                     France   6
                                                                                                     ==========
RAM379   FRAM     PASSIVATION METHOD AND STRUCTURE      0671765     9/30/98   12/9/94   ARGOS, GEORGE ET AL.
FR                FOR A FERROELECTRIC INTEGRATED
                  CIRCUIT USING HARD CERAMIC MATERIALS
                  OR THE LIKE

RAM330   FRAM     CONDUCTING ELECTRODE LAYERS FOR       0518117     7/12/95   5/26/12   KAMMERDINER, LEE, ET AL.
FR                FERROELECTRIC CAPACITORS IN
                  INTEGRATED CIRCUITS AND METHOD

                                  Page 196

RAM357   FRAM     SEMICONDUCTOR DEVICE                  0503077     9/26/91   9/26/11   TANENAKA, KAZUHIRO
FR

RAM338   FRAM     SEMICONDUCTOR DEVICE AND METHOD       0478799     4/23/91   4/23/11   TAKENAKA, KAZUHIRO
FR

RAM314   FRAM     MULTILAYER ELECTRODES FOR INTEGRATED  0404295     3/21/90   3/21/10   LARSON, WILLIAM L., ET AL.
FR                CIRCUIT CAPACITORS

RAM302   FRAM     SELF RESTORING FERROELECTRIC MEMORY   0278167     3/15/95   12/11/07  EATON, S. SHEFFIELD
FR

                                                                                                  Australia   9
                                                                                                  =============
RAM314   FRAM     MULTILAYER ELECTRODES FOR INTEGRATED  640934     6/19/90    6/19/06   LARSON, WILLIAM L., ET AL.
AUS               CIRCUIT CAPACITORS

RAM316   FRAM     INTEGRATED FERROELECTRIC CAPACITOR    622317      5/1/90    5/1/06    GNADINGER, ALFRED P., ET AL.
AUS

RAM305   DRAM     PROGRAMMABLE CAPACITANCE DIVIDER      600370      7/1/88    7/1/04    EATON, S. SHEFFIELD, ET AL.
AUS

RAM304   FRAM     TIMEPIECE COMMUNICATION SYSTEM        599523      12/1/88   12/1/04   LYNDON-JAMES, ROSS, ET AL.
AUS               RF/ID

RAM311/  FRAM     NON-VOLATILE MEMORY CELL AND SENSING  595147      3/1/89    3/1/05    MOBLEY, KENNETH J.
312 AUS           METHOD

RAM309   FRAM     FERROELECTRIC RETENTION METHOD        594587      9/29/88   9/29/04   EATON, S. SHEFFIELD, ET AL.
AUS

RAM246/  DRAM     METHOD OF MAKING AN INTEGRATED        588856      1/24/86   1/24/02   MCMILLAN, LARRY D., ET AL.
202 AUS           FERROELECTRIC DEVICE, AND DEVICE
                  PRODUCED THEREBY

RAM303   FRAM     MEMORY CELL WITH VOLATILE AND         588505      5/4/88    5/4/04    DIMMLER, K., ET AL.
AUS               NON-VOLATILE PORTIONS HAVING
                  FERROELECTRIC CAPACITORS

RAM302   FRAM     SELF RESTORING FERROELECTRIC          581820      9/7/87    9/7/03    EATON, S. SHEFFIELD
AUS               MEMORY

7/20/99
                                  Page 197